PROSPECTUS                                                         May 1, 1995
                                                    As revised October 1, 1995

                            DAVIS SERIES, INC.
          (formerly, RETIREMENT PLANNING FUNDS OF AMERICA, INC.)
                          124 East Marcy Street
                       Santa Fe, New Mexico  87501
                             1-800-279-0279

Davis Series, Inc. (the "Company") offers a variety of investment portfolios. See "Investment Objectives" for more information on each portfolio.

Davis Growth Opportunity Fund (formerly, Growth Fund) seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund (formerly, Bond Fund) seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund (formerly, Government Money Market
Fund) seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Davis Financial Fund (formerly, Financial Value Fund) seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

Davis Convertible Securities Fund (formerly, Convertible Securities Fund) seeks to achieve total return. The Fund invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds." So long as no such investment would cause 35% or more of the Funds net assets to be so invested.

Davis Real Estate Fund (formerly, Real Estate Securities Fund) seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

This Prospectus concisely sets forth information about the Funds that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated May 1, 1995, as revised October 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement and other information about the Funds may be obtained without charge by writing or calling the Company at the above address or telephone number.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  SUMMARY

     Fund Expenses.The following table is intended to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The information with respect to the Class B shares of Davis Growth Opportunity Fund and Davis Government Bond
Fund and with respect to the Class A shares of Davis Government Money
Market Fund ("DGMMF"), Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is based on the fiscal year ended
December 31, 1994. The information with respect to the Class A shares of Davis Growth Opportunity Fund and Davis Government Bond Fund, with respect to Class B shares of Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund and with respect to the Class B and Class C shares of Davis Government Money Market Fund is estimated for the year ended December 31, 1995, the first full fiscal year such shares are offered, and is not necessarily indicative of the first year or future years. You can refer to "Adviser, Sub-Adviser and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Funds.

Shareholder Transaction Expenses                               DGMMF<F1>                 All Funds other than DGMMF
--------------------------------                               ---------                 --------------------------
                                                           Class A, B and C              Class A            Class B
                                                           ----------------              -------            -------
Maximum sales load imposed on purchases...............        None                        4.75%              None
Maximum sales load imposed on reinvested dividends....        None                        None               None
Deferred sales load (a declining percentage of the
  lesser of the net asset value of the shares
  redeemed or the total cost of such shares)
    Redeemed during first year........................        None                        None               4.00%
    Redeemed during second or third year..............        None                        None               3.00%
    Redeemed during fourth or fifth year..............        None                        None               2.00%
    Redeemed during sixth year........................        None                        None               1.00%
    Redeemed after sixth year.........................        None                        None               None
  Exchange Fee........................................       $5.00                       $5.00              $5.00

<F1>Shares received in exchange for DGMMF shares and DGMMF shares received in exchange for shares of other Funds are generally subject to an initial or deferred sales load. See "Exchange of Shares." DGMMF accounts of less than $1000 are charged a small account maintenance fee of $10.
    See "Redemption of Shares - Maintenance Fees."

Annual Fund operating expenses (as a percentage of average net assets)                    Class A          Class B
---------------------------------------------------------------------                     -------          -------
     Davis Growth Opportunity Fund:
     Management fees..............................................................        0.75%             0.75%
     12b-1 fees<F1>...............................................................        0.24%             0.97%
     Other expenses...............................................................        0.43%             0.43%
                                                                                          -----             -----
     Total Fund operating expenses................................................        1.42%             2.15%

     Davis Government Bond Fund:
     Management fees..............................................................        0.75%             0.75%
     12b-1 fees<F1>...............................................................        0.22%             0.96%
     Other expenses...............................................................        0.67%             0.67%
                                                                                          -----             -----
     Total Fund operating expenses................................................        1.64%             2.38%

     Davis Government Money Market Fund:                                                                                   Class C
                                                                                                                           -------
     Management fees..............................................................        0.50%             0.50%           0.50%
     12b-1 fees<F1>...............................................................        0.00%             0.00%           0.00%
     Other expenses...............................................................        0.14%             0.14%           0.14%
                                                                                          -----             -----           -----
     Total Fund operating expenses................................................        0.64%             0.64%           0.64%

     Davis Financial Fund:
     Management fees..............................................................        0.75%             0.75%
     12b-1 fees<F1>...............................................................        0.04%             0.84%
     Other expenses...............................................................        0.45%             0.45%
                                                                                          -----             -----
     Total Fund operating expenses................................................        1.24%             2.04%

     Davis Convertible Securities Fund:
     Management fees..............................................................        0.75%             0.75%
     12b-1 fees<F1>...............................................................        0.04%             0.79%
     Other expenses...............................................................        0.41%             0.41%
                                                                                          -----             -----
     Total Fund operating expenses................................................        1.20%             1.95%

     Davis Real Estate Fund:
     Management fees..............................................................        0.75%             0.75%
     12b-1 fees<F1>...............................................................        0.07%             0.85%
     Other expenses...............................................................        1.04%             1.04%
                                                                                          -----             -----
     Total Fund operating expenses................................................        1.86%             2.64%

<F1> The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

Example:

     You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:

                                                             1 year       3 years       5 years       10 years
                                                             ------       -------       -------       --------
Davis Growth Opportunity Fund:
Class A..................................................     $61          $90            $121          $210
Class B..................................................     $52          $87            $125           N/A
Class B (assuming no redemption at end of period)........     $22          $67            $115           N/A

Davis Government Bond Fund:
Class A..................................................     $63          $97            $132          $233
Class B..................................................     $54          $94            $137           N/A
Class B (assuming no redemption at end of period)........     $24          $74            $127           N/A

Davis Government Money Market Fund:
Class A..................................................      $7          $20             $36           $80
Class B..................................................      $7          $20             $36           N/A
Class B (assuming no redemption at end of period)........      $7          $20             $36           N/A
Class C..................................................      $7          $20             $36           $80

Davis Financial Fund:
Class A..................................................     $60          $85            $112          $190
Class B..................................................     $51          $84            $120           N/A
Class B (assuming no redemption at end of period)........     $21          $64            $110           N/A

Davis Convertible Securities Fund:
Class A .................................................     $59          $84            $110          $186
Class B..................................................     $50          $81            $115           N/A
Class B (assuming no redemption at end of period)........     $20          $61            $105           N/A

Davis Real Estate Fund:
Class A..................................................     $65         $103            $143          $255
Class B..................................................     $57         $102            $150           N/A
Class B (assuming no redemption at end of period)........     $27          $82            $140           N/A

The 5% rate used in the example is only for illustration and is not intended to be indicative of the future performance of the Funds, which may be more or less than the assumed rate. Actual expenses and future expenses may be more or less than those shown.

     The Company. Davis Series, Inc. (the "Company"), was incorporated in Maryland in 1976 and is registered under the Investment Company Act of 1940. The Company is an open-end diversified management investment company and was formed primarily to provide a multi-portfolio vehicle of Funds with different investment objectives for long-term investment, including the investment of retirement plan assets. There is no assurance that the investment objective of any Fund will be achieved.

     Each fund (other than Davis Government Money Market Fund) offers investors the choice between two classes of shares. Class A shares may be purchased at a price equal to their net asset value per share plus a front-end sales charge ("FESC") imposed at the time of purchase.
Purchases of $1 million or more of Class A shares may be purchased at net asset value. Class B shares may be purchased at net asset value but are subject to a contingent deferred sales charge ("CDSC") on most redemptions made within six years after purchase. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The Davis Government Money Market Fund also offers Class C shares in addition to Classes A and B. These shares are offered by the Davis Government Money Market Fund for shareholders who may desire in the future to exchange into the Class C shares of Davis New York Venture Fund, Inc., the only other Fund which offers Class C shares. Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a CDSC. See "Exchange of Shares."

     Each Fund's Class A shares (other than Davis Government Money
Market Fund) pay a Rule 12b-1 distribution fee at an annual rate not to exceed 0.25% of a Fund's aggregate average daily net assets attributable to the Class A shares. Each Fund's Class B shares (other than Davis Government Money Market Fund) pay a Rule 12b-1 distribution fee at an annual rate not to exceed 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares. Investors should understand that the purpose and function of the deferred sales charge and distribution fee with respect to the Class B shares is the same as those of the initial sales charge and distribution services fee with respect to the Class A shares. Class C shares of Davis Government Money Market Fund are not subject to any Rule 12b-1 distribution fees.

     Each share of a particular Fund represents an identical interest in the investment portfolio of that Fund. However, shares differ by class in important respects. For example, Class B shares (except for the Davis Government Money Market Fund) incur higher distribution services fees and bear certain other expenses and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares. Class B shares will automatically convert to Class A shares at the end of eight years after purchase, in the circumstances and subject to the qualifications described in this Prospectus. The per share net asset value of the Class B shares generally will be lower than the per share net asset value of the Class A shares, reflecting the daily expense accruals of additional distribution fees and certain other expenses applicable to Class B shares. It is expected, however, that the per share net asset value of the classes, except for the Davis Government Money Market Fund, which differ by approximately the amount of the expense accrual differential among the classes, will tend to converge immediately on the ex date of the dividends or distributions. The three classes of shares offered by Davis Government Money Market Fund are expected to maintain a net asset value of $1 per share. The Board of Directors may offer additional funds or classes of shares of a fund in the future and may at any time discontinue the offering of any funds or class of shares of a fund. See "Purchase of Shares--Alternative Purchase Arrangements."

     Investment Objectives.

     Davis Growth Opportunity Fund. The investment objective of Davis Growth Opportunity Fund is growth of capital. It invests primarily in common stocks and other equity securities. These securities are subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. It may invest in foreign securities and attempt to reduce currency fluctuation risks by engaging in related hedging transactions. These investments involve special risk factors. See "Investment Objectives and Policies - Davis Growth Opportunity Fund."

     Davis Government Bond Fund. The investment objective of Davis Government Bond Fund is current income. It invests in debt securities which are obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). It also may invest in repurchase agreements involving such securities. Investments held by Davis Government Bond Fund generally reflect market fluctuations. In particular, the value of the Fund's investments usually changes inversely to interest rate changes. Mortgage related securities (including collateralized mortgage obligations), which at times may constitute a large or the largest portion of the Fund's investments, have special characteristics and risks. See "Investment Objectives and Policies -
Davis Government Bond Fund."

     Davis Government Money Market Fund. The investment objective of Davis Government Money Market Fund is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements involving such securities. It normally has a stable net asset value with yield fluctuating with
short-term interest rates.   See "Investment Objectives and Policies -
Davis Government Money Market Fund."

     Davis Financial Fund. The investment objective of Davis Financial Fund is growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking and financial services industries. The banking industry includes commercial and industrial banks, savings and loan associations and their holding companies. The financial services industry includes consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. Davis Financial Fund generally will invest a minimum of 25% of its total assets in investments in each of these two industries. As a result, its portfolio may be affected by economic or regulatory developments in or related to the identified industries. Davis Financial Fund invests in securities subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. See "Investment Objectives and Policies - Davis Financial Fund."

     Davis Convertible Securities Fund.  The investment objective of
Davis Convertible Securities Fund is total return through a combination of current income and capital appreciation. It seeks to achieve this objective by investing in a portfolio consisting primarily of convertible debt and equity securities. Normally it will invest at least 65% of its total assets in convertible securities. It may also invest in other securities, including common and preferred stock, non-convertible corporate debt securities, U.S. government securities and short term money market instruments (including repurchase agreements). The securities in which it invests, including high yielding securities (commonly known as "junk bonds"), involve risks. See "Investment Objectives and Policies - Davis Convertible Securities Fund."

     Davis Real Estate Fund.  The investment objective of Davis Real
Estate Fund is total return through a combination of growth and income. It seeks to achieve this objective by investing primarily in equity securities of companies principally engaged in, or related to, the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments. Normally, at least 65% of its total assets will be so invested. It does not invest directly in real estate. The securities in which it invests, including high yielding securities, involve risks. See "Investment Objectives and Policies -Davis Real Estate Fund."


     Investment Adviser, Sub-Adviser and Distributor. Davis Selected Advisers, L.P. (formerly, Selected/Venture Advisers, L.P. the "Adviser") is the investment adviser and distributor for the Funds. Tanaka Capital Management, Inc. (the "Sub-Adviser") serves as investment sub-adviser to the Davis Growth Opportunity Fund and is paid by the Adviser from its advisory fees. See "Adviser, Sub-Adviser and Distributor".

     Purchases, Exchanges and Redemptions. Class A shares except shares of DGMMF are sold at net asset value plus a sales charge, and are redeemed at net asset value. Purchases of $1 million or more of Class A shares of the Funds may be purchased at net asset value. Class B shares except shares of DGMMF are sold at net asset value without a FESC but may be subject to a CDSC at the time of redemption depending on how long such shares have been owned. All three classes of shares of DGMMF are offered for direct investment at net asset value without any FESC or CDSC. However, exchanges involving DGMMF shares of any class are subject to a FESC or CDSC as described under "Exchange of Shares." Initial and subsequent minimum investments may be made in amounts equal to $1,000 and $25, respectively, except that the minimum initial investment for retirement plans is $250. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of the other funds managed and distributed by the Adviser, with a $5 service fee for each exchange, payable to the Adviser for each exchange. Accounts with a market value of less than $250 caused by shareholder redemptions are redeemable by the Company. To help relieve the high cost of maintaining small accounts in Davis Government Money Market Fund, there is a $10 charge imposed yearly on all accounts where the net asset value has been reduced to less than $1,000. See "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares".

     Shareholder Services. Questions regarding the Funds or your account may be directed to Davis Selected Advisers, L.P. at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to Davis Selected Advisers, L.P., P.O. Box 1688, Santa Fe, NM 87504-1688. During severe market conditions, the Adviser may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Adviser at the above telephone number, you should call 1-505-820-3000 Monday through Friday from 8:00 a.m. to 4:00 p.m.
Mountain Time.

                              FINANCIAL HIGHLIGHTS

The following tables provide you with information about the financial history of the Class A shares and Class B shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund and Class C shares for Davis Government Money Market Fund. The tables express the information in terms of a single share for the respective periods presented and are supplementary to the Company's financial statements which are included in the December 31, 1994 Annual Report and June 30, 1995 Semi-Annual Report (unaudited) to Shareholders. Such Annual Report may be obtained by writing or calling the Company. The Company's 1994 financial statements including the financial highlights for the five years ended December 31, 1994 have been audited by the Company's independent certified public accountants, whose opinion thereon is contained in the Annual Report.

DAVIS GROWTH OPPORTUNITY FUND - Class A

                                                                                 Six Months               One Month
                                                                                   ended                    ended
                                                                               June 30, 1995             December 31,
                                                                                (Unaudited)                 1994
                                                                                 ---------                  ----
Net Asset Value, Beginning
of Period................................................................       $ 12.83                   $ 13.70
                                                                                -------                   -------
Income From Investment  Operations
----------------------------------
  Net Investment Income (Loss)...........................................         (0.08)                    (0.01)
  Commissions paid under
    distribution plan(2).................................................          _                          _
  Net Gains or Losses on
    Securities (both realized and unrealized)............................          4.91                     (0.29)
  Total From Investment                                                         -------                   -------
    Operations...........................................................          4.83                     (0.30)
                                                                                -------                   -------
Less Distributions
------------------
  Dividends (from net
    investment  income)..................................................           _                          _
  Distributions (from capital gains).....................................           _                       (0.57)
  Distributions (from paid-in capital)...................................           _                          _
                                                                                -------                   -------
    Total Distributions..................................................           _                       (0.57)
                                                                                -------                   -------
Net Asset Value, End of Period...........................................       $ 17.66                   $ 12.83
                                                                                -------                   -------
                                                                                -------                   -------
Total Return.............................................................         37.65%                    (2.21)%
------------
Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted)........................................................      $ 20,277                  $ 12,455
  Ratio of Expenses to
    Average Net  Assets..................................................          1.69%<F1>                 1.42%<F1>
  Ratio of Net Income to
    Average  Net Assets..................................................        (0.88)%<F1>               (0.08)%<F1>

Portfolio Turnover Rate..................................................         16.62%                    37.31%

<F1>Annualized

DAVIS GROWTH OPPORTUNITY FUND - Class B

                               Six Months
                                 ended
                             June  30, 1995                              Year ended December 31,
                                           -----------------------------------------------------------------------------------------
                              (Unaudited)  1994   1993<F1> 1992<F1>  1991<F1>  1990<F1> 1989<F1> 1988<F1> 1987<F1> 1986<F1> 1985<F1>
                               ---------   ----   ----     ----      ----      ----     ----     ----     ----     ----     ----
Net Asset Value, Beginning
of Period.................... $12.82     $ 14.67   $ 13.25  $ 13.73   $ 9.83   $ 10.94   $ 8.74   $ 8.57   $ 9.62   $ 9.56   $ 7.68
                              -------    -------   -------  -------   ------   -------   ------   ------   ------   ------   ------
Income From Investment
----------------------
Operations
----------
  Net Investment  Income
 (Loss)......................  (0.14)      (0.12)    (0.07)   (0.07)   (0.06)     _        0.27    (0.01)   (0.04)    0.03     0.09
  Commissions paid under
    distribution plan<F2>....    _           _         _         _       _        _         _       _        _       (0.13)   (0.10)
  Net Gains or Losses on
    Securities (both realized
    and unrealized)..........   4.88       (1.11)     1.54    (0.32)    4.07     (0.52)    3.19     0.90     0.48     1.31     2.59
  Total From Investment       ------     -------   -------  -------   ------   -------   ------   ------   ------   ------   ------
    Operations...............   4.74       (1.23)     1.47    (0.39)    4.01     (0.52)    3.46     0.89     0.44     1.21     2.58
                              ------     -------   -------  -------   ------   -------   ------   ------   ------   ------   ------
Less Distributions
------------------
  Dividends (from net
    investment  income)......   _           _        (0.05)    _         _         _      (0.27)     _        _      (0.03)   (0.09)
  Distributions (from capital
    gains)...................   _          (0.62)      _       _         _       (0.45)   (0.88)   (0.59)   (1.49)   (1.10)   (0.58)
  Distributions (from paid-in
    capital).................   _           _          _      (0.09)   (0.11)    (0.14)   (0.11)   (0.13)     _      (0.02)   (0.03)
                              ------     -------   -------  -------   ------   -------   ------   ------   ------   ------   ------
    Total Distributions......   _          (0.62)    (0.05)   (0.09)   (0.11)    (0.59)   (1.26)   (0.72)   (1.49)   (1.15)   (0.70)
                              ------     -------   -------  -------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value, End of
  Period..................... $17.56     $ 12.82   $ 14.67  $ 13.25   $13.73   $  9.83   $10.94   $ 8.74   $ 8.57   $ 9.62   $ 9.56
                              ------     -------   -------  -------   ------   -------   ------   ------   ------   ------   ------
                              ------     -------   -------  -------   ------   -------   ------   ------   ------   ------   ------

Total Return.................  36.97%      (8.45)%   11.16%  (2.86)%   40.93%   (4.72)%   40.06%   10.49%    4.61%   13.19%   36.09%

Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted)............ $36,704     $36,087   $51,762  $46,958  $43,419   $24,107  $25,689  $19,866  $18,436  $11,122   $7,871
  Ratio of Expenses to
    Average Net  Assets......   2.34%<F3>   2.15%     2.39%    2.55%    2.49%     2.62%    2.58%    2.57%    2.45%    1.25%    1.46%
  Ratio of Net Income to
    Average  Net Assets...... (1.53)%<F3>  (0.81)%  (0.55)%  (0.54)%  (0.45)%   (0.04)%   2.29%   (0.19)%  (0.50)%   0.18%    0.67%

  Portfolio Turnover Rate....  16.62%      37.31%    38.93%   39.01%   12.16%    40.50%   45.17%   82.90%   56.78%   94.48%   67.34%

<F1> Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 7, 1994.

<F2> Effective January 1, 1987, costs incurred pursuant to Rule 12b-1 are accounted for as an expense. Prior to January 1, 1987, these costs were charged to capital.

<F3> Annualized

DAVIS GOVERNMENT BOND FUND - Class A
                                                       Six Months                One Month
                                                         ended                     ended
                                                     June 30, 1995               December 31,
                                                      (Unaudited)                   1994
                                                       ---------                    ----
Net Asset Value, Beginning
  of  Period...................................         $ 5.79                     $ 5.78
                                                        ------                     ------
Income From Investment  Operations
----------------------------------
  Net Investment  Income.......................           0.20                       0.02
  Commissions paid under
    distribution plan..........................            _                          _
  Net Gains or Losses on
    Securities (both realized and unrealized)..           0.22                      (0.01)
  Total From  Investment                                 -----                     ------
    Operations.................................           0.42                       0.01
                                                         -----                     ------
Less Distributions
------------------
  Dividends (from net
    investment income).........................          (0.23)                       _
  Distributions from
    capital gains..............................            _                          _
  Distributions (from paid-in
    capital)...................................            _                          _
                                                         -----                     ------
    Total Distributions........................          (0.23)                       _
                                                         -----                     ------
Net Asset Value, End
  of Period....................................         $ 5.98                     $ 5.79
                                                         -----                     ------
                                                         -----                     ------
Total Return...................................           7.14%                      0.17%
------------

Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted)...............................      $ 21,306                   $ 20,035
  Ratio of Expenses to
    Average Net Assets..........................          1.84%<F1>                  1.64%<F1>
  Ratio of Net Income to
    Average Net Assets..........................          6.55%<F1>                  6.22%<F1>

  Portfolio Turnover Rate.......................         13.18%                     62.17%

<F1>Annualized

DAVIS GOVERNMENT BOND FUND - Class B

                                     Six Months
                                       ended
                                   June  30, 1995                           Year ended December 31,
                                                 ----------------------------------------------------------------------------------
                                    (Unaudited)  1994<F1> 1993  1992    1991    1990      1989     1988     1987     1986    1985
                                     ---------   ----     ----  ----    ----    ----      ----     ----     ----     ----    ----
Net Asset Value, Beginning
  of  Period......................  $ 5.79   $ 6.33   $ 6.61   $ 6.88   $ 6.64  $ 6.86   $ 6.90   $ 7.19   $ 7.96   $ 7.99   $ 7.77
                                    ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
Income From Investment
----------------------
Operations
----------
  Net Investment Income...........    0.16     0.31     0.36     0.37     0.43    0.41     0.49     0.50     0.54     0.74     0.85
  Commissions paid under
    distribution plan <F2>........     _        _        _        _         _      _        _        _        _      (0.10)   (0.10)
  Net Gains or Losses on
    Securities (both realized
    and unrealized)...............    0.22    (0.37)   (0.12)   (0.10)    0.35   (0.02)   0.13    (0.10)   (0.53)    0.16     0.40
  Total From Investment              ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
    Operations....................    0.38    (0.06)    0.24     0.27     0.78    0.39    0.62     0.40     0.01     0.80     1.15
                                    ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
Less Distributions
------------------
  Dividends (from net
    investment income)............   (0.20)   (0.37)   (0.42)   (0.27)   (0.43)  (0.41)   (0.49)   (0.50)   (0.53)   (0.74)   (0.87)
  Distributions from
    capital gains.................     _        _        _        _        _       _        _        _      (0.03)   (0.09)      _
  Distributions (from paid-in
    capital)......................     _      (0.11)   (0.10)   (0.27)   (0.11)  (0.20)   (0.17)   (0.19)   (0.22)     _      (0.06)
                                    ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
    Total Distributions...........   (0.20)   (0.48)   (0.52)   (0.54)   (0.54)  (0.61)   (0.66)   (0.69)   (0.78)   (0.83)   (0.93)
                                    ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
Net Asset Value, End
  of Period.......................  $ 5.97   $ 5.79   $ 6.33   $ 6.61   $ 6.88  $ 6.64   $ 6.86   $ 6.90   $ 7.19   $ 7.96   $ 7.99
                                    ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
                                    ------   ------   ------   ------   ------  ------   ------   ------   ------   ------   ------
Total Return......................    6.73%  (0.97)%    3.69%    4.14%   12.36%   6.11%   9.45%    5.70%    0.26%   10.78%   15.81%

Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted)................. $16,598   $19,241  $50,080  $54,422  $62,766  $55,489 $64,776  $69,885  $70,373  $62,037 $37,331
  Ratio of Expenses to
    Average Net  Assets........... 2.44%<F3>   2.38%    2.37%    2.51%    2.51%    2.50%   2.48%    2.48%    2.31%    1.14%  1.17%
  Ratio of Net Income to
    Average  Net Assets........... 5.95%<F3>   5.48%    5.52%    5.83%    6.36%    6.58%   7.27%    7.04%    7.01%    8.54%  9.44%

  Portfolio Turnover Rate......... 13.18%     62.17%   42.82%   81.28%   28.14%   72.02%  81.86%      _     20.41%   33.05% 15.04%

<F1>Per share calculations other than distributions were based on average shares outstanding during the period.

<F2>Effective January 1, 1987, costs incurred pursuant to Rule 12b-1 are accounted for as an expense. Prior to January 1, 1987, these costs were charged to capital.

<F3>Annualized

DAVIS GOVERNMENT MONEY MARKET FUND - Class A


                         Six Months                                         Three Months
                           ended                Year ended                    ended                     Year ended
                       June 30, 1995            December 31,                December 31,                September 30,
                                     ---------------------------------------------------------------------------------------------
                        (Unaudited)  1994    1993    1992    1991      1990    1989     1989    1988<F1>   1987<F1>  1986    1985
                         ---------   ----    ----    ----    ----      ----    ----     ----    ----       ----      ----    ----
Net Asset Value,
  Beginning of Period..   $1.000   $1.000  $1.000  $1.000   $1.000   $1.000   $1.000    $1.000    $1.000   $1.000   $1.000   $1.000
                          ------   ------  ------  ------   ------   ------   ------    ------    ------   ------   ------   ------
Income From Investment
----------------------
Operations
----------
  Net Investment
    Income.............     .026     .034    .020    .027     .047     .064     .018      .073      .055     .051     .061     .078

Less Distributions
------------------
  Dividends (from net
    investment
    income)............    (.026)   (.034)  (.020)  (.027)   (.047)   (.064)   (.018)    (.073)    (.055)   (.051)   (.061)   (.078)
                          ------   ------  ------  ------   ------   ------    ------    ------    ------   ------  ------   ------
Net Asset Value, End
  of  Period...........   $1.000   $1.000  $1.000  $1.000   $1.000   $1.000   $1.000    $1.000    $1.000   $1.000   $1.000   $1.000
                          ------   ------  ------  ------   ------   ------   ------    ------    ------   ------   ------   ------
                          ------   ------  ------  ------   ------   ------   ------    ------    ------   ------   ------   ------
Total Return...........    5.36%    3.48%   2.01%   2.70%    4.78%    6.58%  7.09%<F3>   7.51%     5.74%    5.22%    6.28%    8.13%
------------
Ratios/Supplemental
-------------------
Data
----
  Net Assets,  End
    of  Period
    (000 omitted)...... $336,042  $239,980 $39,531 $42,410 $50,556  $65,462  $16,082   $16,523   $21,390  $29,815  $26,664  $20,381
  Ratio of Expenses to
    Average Net
    Assets............. 0.81%<F3>    0.64%   1.15%   1.14%  1.25%   1.50%    1.50%<F2> 1.50%<F2>  1.50%    1.10%    0.99%    0.82%
                                                                     <F2>         <F3>
  Ratio of Net Income
    to Average Net
    Assets............. 5.22%<F3>    3.43%   1.98%   2.68%  4.72%   6.28%    7.01%<F2> 7.25%<F2>  5.58%    5.09%    6.09%    7.82%
                                                                     <F2>         <F3>

<F1> From the Fund's inception through September 30, 1987, Clayton Brown
     Advisors, Inc. served as investment manager of the Fund. On October 1, 1987. Venture Advisers, Inc. became the investment adviser of the Fund and on January 1, 1988, Davis Selected Advisers, L.P. succeeded to the business of Venture Advisers, Inc. and became investment adviser of the Fund. Venture Advisers, Inc. is the sole general partner of Davis Selected Advisers, L.P. Effective December 1, 1989 the Fund became a series of the Davis Series, Inc..

<F2> Reflects the reimbursement of certain expenses by the Fund's investment manager.

<F3> Annualized

DAVIS GOVERNMENT MONEY MARKET FUND - Class B and C
                                                             ---------Class B-----------------        Class C

                                                                              December 8, 1994      March 30,1995
                                                                              Commencement        (Commencement
                                                              Six Months     of operations)       of operations)
                                                                 ended          through              through
                                                            June 30, 1995      December 31,       June 30, 1995
                                                             (Unaudited)        1994               (Unaudited)
                                                              ---------         ----                ---------
Net Asset Value,
  Beginning of Period....................................     $ 1.000          $ 1.000             $ 1.000
                                                              -------          -------             -------
Income From Investment Operations
---------------------------------
  Net Investment
    Income...............................................         026             .003                .019

Less Distributions
------------------
  Dividends (from net
    investment income)...................................       (.026)           (.003)              (.019)
                                                              -------          -------             -------
Net Asset Value, End
  of  Period.............................................     $ 1.000          $ 1.000             $ 1.000
                                                              -------          -------             -------
                                                              -------          -------             -------
Total Return.............................................        5.36%<F1>        0.34%               5.36%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End
    of  Period
    (000 omitted)........................................      $ 1,737           $ 747                 $ 3
  Ratio of Expenses to
    Average Net Asset....................................        0.81%<F1>        0.64%<F1>           0.81%<F1>
  Ratio of Net  Income
  to  Average Net Assets.................................        5.22%<F1>        3.43%<F1>           5.22%<F1>

<F1>Annualized

DAVIS FINANCIAL FUND - Class A and B
                                       -------------------Class A---------------------------------  -----------Class B-------------
                                                                                     May 1, 1991               December 27, 1994
                                                                                    (Commencement                (Commencement
                                        Six Months                                  of operations)   Six Months  of operations
                                          ended                Year ended               through         ended       through
                                       June 30, 1995           December 31,           December 31,  June 30, 1995  December 31
                                                     -------------------------------
                                        (Unaudited)   1994       1993<F3>      1992<F3>    1991<F3>  (Unaudited)     1994
                                         ---------    ----       ----          ----        ----       ---------      ----
Net Asset Value, Beginning of .......   $ 10.68     $ 11.70     $ 11.20        $ 8.76     $ 7.15    $ 10.68       $ 11.22
Period                                  -------     -------     -------        ------     ------    -------       -------
Income From Investment Operations
---------------------------------
  Net Investment Income..............      0.03        0.08        0.07          0.05       0.01      (0.01)         0.03
  Net Gains or Losses on Securities
    (both realized and unrealized)...      2.59       (0.61)       1.59          2.79       1.65       2.57         (0.13)
                                        -------     -------     -------        ------     ------     -------       ------
      Total From  Investment ........      2.62       (0.53)       1.66          2.84       1.66       2.56         (0.10)
        Operations                      -------     -------     -------        ------     ------     -------       -------

Less Distributions
------------------
  Dividends (from net investment ....        _        (0.08)      (0.08)        (0.05      (0.02)       -           (0.03)
    income)
   istributions (from capital........        _        (0.39)      (1.08)        (0.35)     (0.03)       -           (0.39)
    gains)
  Distributions (from paid-in .......        _        (0.02)        _             _           _         -           (0.02)
     capital)                           -------     -------     -------        ------     ------      ------      -------
      Total Distributions............        _        (0.49)      (1.16)        (0.40)     (0.05)       -           (0.44)
                                        -------     -------     -------        ------     ------      ------      -------

Net Asset Value, End of Period.......   $ 13.30     $ 10.68     $ 11.70        $11.20     $ 8.76     $ 13.24      $ 10.68
                                        -------     -------     -------        ------     ------     -------      -------
                                        -------     -------     -------        ------     ------     -------      -------
Total Return<F1>.....................     24.53%      (4.55)%     14.87%        32.67%     34.74%     23.97%        (0.90)%
-----------                                                                               <F2,F4>
Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted)....................  $ 66,943    $ 57,670    $ 50,778       $31,660     $ 9,221     $ 242          $ 28
  Ratio of Expenses to Average Net
    Assets...........................      1.21%       1.24%       1.32%         1.68%      2.49%      2.12%         2.04%
  Ratio of Net Income to Average           <F4>                                           <F2,F4>      <F4>          <F4>
    Net Assets.......................      0.43%       0.67%       0.57%         0.43%      0.51%     (0.48)%       (0.13)%
                                           <F4>                                           <F2,F4>      <F4>          <F4>
Portfolio Turnover Rate..............     16.12%      43.95%      70.33%        49.64%     39.75%     16.12%        43.95%


<F1> Sales charges are not reflected in calculation.
<F2> Reflects the reimbursement of certain expenses by the Fund's investment manager.
<F3> Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 7, 1994.
<F4> Annualized

DAVIS CONVERTIBLE SECURITIES FUND - Class A and B
                                                  -----------------------Class A--------------------------------  ------Class B-----
                                                                                                May 1, 1992        February 3, 1995
                                                       Six Months            Year             (Commencement         (Commencement
                                                          ended              ended             of operations)        of operations)
                                                     June 30, 1995        December 31,             through             through
                                                                       -----------------                            June 30, 1995
                                                       (Unaudited)      1994        1993      December 31, 1992       (Unaudited)
                                                        ---------       ----        ----      -----------------        ---------
Net Asset Value, Beginning of Period.................   $ 15.57       $ 17.45      $ 15.73        $ 14.29                $ 15.95
                                                        -------       -------      -------        -------                -------
Income From Investment Operations
---------------------------------
  Net Investment Income..............................      0.34          0.67         0.67           0.40                   0.21
  Net Gains or Losses on Securities (both realized
    and unrealized)..................................      2.04         (1.83)        2.02           1.44                   1.73
                                                        -------       -------      -------        -------                -------
      Total From  Investment Operations..............      2.38         (1.16)        2.69           1.84                   1.94
                                                        -------       -------      -------        -------                -------
Less Distributions
------------------
  Dividends (from net investment income).............     (0.20)        (0.67)       (0.67)         (0.40)                 (0.17)
  Distributions (from capital gains).................       _           (0.05)       (0.30)           _                      _
                                                        -------       -------      -------        -------                -------
      Total Distributions............................     (0.20)        (0.72)       (0.97)         (0.40)                 (0.17)
                                                        -------       -------      -------        -------                -------
Net Asset Value, End of Period.......................   $ 17.75       $ 15.57      $ 17.45        $ 15.73                $ 17.72
                                                        -------       -------      -------        -------                -------
                                                        -------       -------      -------        -------                -------
Total Return<F1>.....................................     15.39%        (6.72)%      17.26%         19.95%<F2>             15.39%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period (000 omitted)............  $ 53,681      $ 47,844     $ 44,730       $ 24,323                  $ 77

  Ratio of Expenses to Average Net Assets............      1.24%<F2>     1.20%        1.21%          1.35%<F2>             2.03%<F2>

  Ratio of Net Income to Average Net Assets..........      4.05%<F2>     4.06%        3.89%          4.94%<F2>             3.26%<F2>

  Portfolio Turnover Rate............................     30.66%        45.15%       62.17%         11.51%                30.66%

<F1> Sales charges are not reflected in calculation.
<F2> Annualized

DAVIS REAL ESTATE FUND - Class A and B
                                                      -----------------Class A----------  ---------------Class B-----------------
                                                                       January 3, 1994                         December  27, 1994
                                                        Six Months      (Commencement       Six Months          (Commencement
                                                          ended          of operations)       ended             of operations)
                                                      June 30, 1995        through         June 30, 1995          through
                                                       (Unaudited)    December  31, 1994    (Unaudited)      December  31, 1994
                                                        ---------     ------------------     ---------       ------------------
Net Asset Value, Beginning of Period.................  $ 14.72          $ 14.29               $ 14.72             $ 14.73
                                                       -------          -------               -------             -------
Income From Investment Operations
---------------------------------
Net Investment Income................................     0.40             0.62                  0.30                 0.02
Net Gains on Securities (both realize
  and unrealized)....................................     0.11             0.55                  0.15                 0.11
                                                       -------          -------               -------             --------

Total From Investment Operations.....................     0.51             1.17                  0.45                 0.13
                                                       -------          -------               -------             --------
Less Distributions
------------------
  Dividends (from net investment income).............    (0.20)           (0.62)                (0.17)              (0.02)
  Distributions (from capital gains).................       -             (0.12)                   -                (0.12)
                                                       -------          -------               -------             -------
    Total Distributions..............................    (0.20)           (0.74)                (0.17)              (0.14)
                                                       -------          -------               -------             -------
Net Asset Value, End of Period.......................  $ 15.03          $ 14.72               $ 15.00             $ 14.72
                                                       -------          -------               -------             -------
                                                       -------          -------               -------             -------
Total Return<F1>.....................................     3.51%            8.25%<F2>             3.09%               0.89%

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period (000 omitted)............ $ 26,329         $ 25,450                 $ 112                $ 34

  Ratio of Expenses to Average Net Asset.............     1.56%<F2>        1.86%                 2.51%<F2>           2.64%<F2>

  Ratio of Net Income to Average Net Assets..........     5.49%<F2>        3.98%                 4.54%<F2>           3.20%<F2>

  Portfolio Turnover Rate............................    15.55%           35.80%                15.55%              35.80%



<F1> Sales charges are not reflected in calculation.
<F2> Annualized

                  INVESTMENT OBJECTIVES AND POLICIES

Davis Growth Opportunity Fund

     General. The investment objective of Davis Growth Opportunity Fund is growth in capital. It invests primarily in common stocks and other equity securities such as securities convertible into common stock. Generally, it invests in equity securities of companies that are diversified across a variety of industries and may be expected to have small and medium, as well as large market capitalizations. Such investments will usually consist of issues which the Sub-Adviser believes have capital growth potential due to factors such as rapid growth in demand in existing markets, expansion into new markets, new product introductions, reduced competitive pressures, cost reduction programs and other fundamental changes which may result in improved earnings growth or increased asset values.

     Other Policies. For information concerning other investment policies, risks and considerations see "General Fund Policies and Risks" below.

Davis Government Bond Fund

     General. The investment objective of Davis Government Bond Fund is current income. It invests in debt securities which are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities").

     It is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of it's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns and market risk. Thus, at various times the average maturity of the portfolio may be relatively short (from one year to five years, for example) and at other times may be relatively long (over 10 years, for example). Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when the portfolio average maturity is longer. The portfolio is likely to be primarily invested in securities with short-term maturities in temporary periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes or to accommodate inflows of cash awaiting more permanent investment, it may also invest in short-term money market instruments, including repurchase agreements.

     There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities include Federal Farm Credit System ("FFCS"), Student
Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage
Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage
Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

     When the Adviser deems that higher yields are obtainable through investments in mortgage related securities and that the yield advantage offsets the uncertainties of the timing of principal payments, the Fund may be significantly invested in mortgage related securities. GNMA Certificates are mortgage-backed securities representing part ownership
of a pool of mortgage loans.   These loans issued by lenders such as
mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the
Veterans Administration.   A "pool" or group of such mortgages
is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed
through to the holder of the Certificate.   Upon receipt, principal payments
will be used by the Fund to purchase additional GNMA Certificates or other U.S. Government Securities.

     The Fund may also invest in pools of mortgages which are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

     It may also invest in a collateralized mortgage obligation ("CMO"). A CMO is a debt security issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S.
Government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. It invests only in CMOs which are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities such as the FNMA or the FHLMC.

     CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments are typically used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and lower yield while those with longer maturities typically have higher volatility and higher yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

     Investment by Davis Government Bond Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involves other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     In selecting CMOs, the Adviser seeks a favorable yield relative to risk and considers purchase price, interest rates, total rates of return, prepayment rates, average life, duration and volatility and compares these with other mortgage-backed investments and U.S. Government Securities.

     The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Davis Government Bond Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's portfolio is likely to decline and when the level of interest rates decline, the value of the Fund's portfolio is likely to rise.

     It may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities which sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of two securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

     Other Policies. For information concerning other investment policies, risks and considerations see "General Fund Policies and Risks" below.

Davis Government Money Market Fund.

     General.  The investment objective of Davis Government Money
Market Fund is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It seeks to achieve its investment objective by investing exclusively in U.S. Government Securities and repurchase agreements involving U.S. Government Securities. For a description of these securities see "Investment Objectives and Policies - Davis Government Bond Fund."

     Maturity. The Fund limits its investments to securities and repurchase agreements which will mature 397 days or less from the date of purchase. Such period is calculated pursuant to the provisions of Rule 2a-7 under the Investment Company Act of 1940 which governs the use of amortized cost valuation. Maturities of securities collateralizing repurchase agreements are not so limited.

     Net Asset Value. It is the policy of the Fund to seek to maintain a net asset value of $1.00 per share. However, the maintenance of a $1.00 share price is not assured. The U.S. Government and its agencies and instrumentalities do not guarantee the value of the shares issued by the Fund. The Fund values its assets on the basis of amortized cost which permits it to maintain a dollar weighted average portfolio maturity not exceeding 90 days. See "Determining the Price of Shares."

     Portfolio Activity. Generally, the Fund holds its securities until maturity. However, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets or yields for short-term money market instruments. Portfolio securities in the Fund may also be disposed of prior to maturity if, on the basis of a revised credit evaluation of the issuer or other financial or investment considerations, such disposition is deemed advisable by the Adviser. The policy of investing in securities with short maturities will result in high portfolio turnover. However, this would not usually affect the Fund since normally brokerage commissions are not paid in connection with the purchase or sale of short-term instruments.

     Investment Risks. While the Fund intends to invest in high quality money market instruments, these investments are not entirely without risk. It may invest in obligations issued or guaranteed by the U.S.
Treasury which include bills, notes and bonds which differ from each other only in interest rates, maturities and time of issuance: Treasury bills have maturities of one year or less, Treasury notes have initial maturities of up to ten years and Treasury bonds have initial maturities of greater than ten years. The Fund may also invest in obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S.
Government (such as Federal Farm Credit Bank-FFCB); (c) discretionary borrowing authority of the U.S. Government agency or instrumentality
(such as SLMA); or (d) the credit of the instrumentality (such as Financing Corporation-FICO).

     Other Policies. For information concerning other investment policies, risk and considerations, see "General Fund Policies and Risks" below.

Davis Financial Fund

     General. The investment objective of Davis Financial Fund is growth of capital. It invests primarily in common stocks and other securities such as securities convertible into common stock. Such investments will consist of issuers which the Adviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, the development and demand of new products and services, favorable operating ratios, resources for expansion, management abilities, improved competitive positions and favorable overall business prospects.

     Concentrated Area of Investment. Generally, the Fund will concentrate 25% or more of its total assets in obligations of domestic and foreign companies in each of the banking and financial services industries. For purposes of a concentrated area, an issuer will be deemed "principally engaged" in the area of concentration if operations in the identified areas comprise more than 50% of the issuer's assets or revenues on a consolidated basis. Companies in the banking industry include U.S. and foreign commercial and industrial banking and savings institutions (including their parent holding companies). Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies (including multi-line, property, casualty and life insurance companies) and insurance holding companies. As a result of such concentration, the Fund's portfolio may be subject to greater risks than a portfolio without such a concentration, especially with respect to those risks associated with regulatory developments in or related to such industries.

     The banking and financial services industries are currently experiencing change as existing distinctions between such industries become less clear, as new regulations may create new opportunities for companies in the area, and as some companies may become attractive acquisition candidates. There are congressional and executive department proposals that would make significant changes in the federal laws governing the range of business in which federally regulated banks can engage. These proposals would allow certain banks and their holding companies to offer a wide range of financial products and services, including insurance, mutual fund underwriting, and securities underwriting and sales. These changes would eliminate many distinctions between commercial and investment banking.

     Investment Considerations and Risks Concerning the Banking
Industry. Commercial banks (including "money center," regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy), and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Recent legislation, including the Financial Institutions Reform, Recovery and Enforcement Act of 1989, has significantly altered the regulatory environment for savings institutions. The number of such institutions with financial problems, the unsettled economic environment and poor commercial lending performance has prompted Congress to raise capital requirements as well as other industry standards. Recent regulatory action has also increased capital requirements and raised other standards applicable to banks.

     Broadening bank powers including the ability to engage in multi-state operations, while permitting diversification of operations, also could expose banks to well-established competitors in new areas of operations. The broadening of regional and national interstate powers and the aggressive expansion of larger, publicly held foreign banks may result in increased competition and a decline in the number of publicly traded regional banks.

     Investment Considerations and Risks Concerning the Financial
Services Industry. Many of the investment considerations discussed in connection with banks and savings associations also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers. Several significant insurance companies have recently reported liquidity or solvency difficulties and credit rating downgrades.

     Other Policies. Regulations of the Securities and Exchange Commission limit investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. The Competitive Equality Banking Act of 1987 requires that with respect to at least 75% of the total assets of any fund investing in bank securities, no more than 5% of total assets may be invested in a single issuer. The Fund intends to comply with these restrictions. For information concerning other investment policies, risks and considerations, see "General Fund Policies and Risks."

Davis Convertible Securities Fund

     General. The investment objective of Davis Convertible Securities Fund is total return. It seeks this objective through a combination of current income and capital appreciation. The Fund will, under normal circumstances, invest 65% or more of its total assets in convertible securities. Securities received upon conversion of a convertible security may be retained by the Fund to permit orderly disposition or to establish long-term holdings for federal income tax purposes. In the event that less than 65% of total assets are invested in convertible securities due to the exercise of conversion rights, the Fund will invest available funds in additional convertible securities as soon as practicable. The remaining assets may be invested in other securities, including common and preferred stock, corporate debt securities, securities of the U.S. Government, its agencies and instrumentalities ("U.S. Government
Securities") and money market instruments (including repurchase agreements).

     Generally, convertible securities are bonds, debentures, notes, preferred stocks or other securities that convert or are exchanged into shares of the underlying common stock at a stated exchange ratio.
Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or upon the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security may also be subject to redemption by the issuer after a date certain and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

     In selecting convertible securities for the Fund, the Adviser will seek to achieve a high level of total return and will consider the following factors, among others: (1) the Adviser's own evaluations of the basic underlying value of assets and business of the issuers; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stocks; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) the existence of any anti-dilution protections of the security; and (8) the diversification of the Fund's portfolio as to issuers. The Fund may convert a convertible security which it holds (A) when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption; (B) to facilitate a sale of the position; (C) if the dividend rate on the underlying common stock increases above the yield on the convertible security; or (D) whenever the Adviser believes it is otherwise in the best interests of the Fund.

     Investment Considerations and Risks Generally. Fixed-income securities are generally considered to be interest rate sensitive. The market value of the Fund's investments will change in response to changes in interest rates. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.
Due to its conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase but will generally not increase to the same extent as common stocks.

     High Yield, High Risk Debt Securities. Convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. The debt securities in which the Fund may invest (including convertible securities) include high yield, high risk debt securities (including convertible securities) rated BBB or lower by Standard & Poor's Corporation ("S&P") or Baa or lower by Moody's Investor Services
("Moody's") or unrated securities deemed by management to be of an equivalent rating. A brief description of the quality ratings of these two services is contained herein under "Portfolio Composition" and a more complete description is contained in the Appendix. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D rated securities of issuers in default. The Fund intends not to purchase securities rated BB or Ba or lower if such purchase would then cause 35% or more of the Fund's net assets to be invested in such securities. While likely to have some quality and protective characteristics, such securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest.

     The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. Ratings assigned by credit agencies do not evaluate market risks.

     Issuers of high yield, high risk securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     Such securities are subject to greater price volatility than higher rated securities, tend to decline in price more steeply than higher rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of payment in adverse economic times.
There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Funds to dispose of particular issues and may cause the Funds to incur special securities registration responsibilities, liabilities and costs and liquidity and valuation difficulties. Unexpected net redemptions may force the Funds to sell high yield, high risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions which, if exercised when investment rates are declining, could result in the replacement of such securities with lower yielding securities, resulting in a decreased return. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet taxable distribution requirements.

     See the Statement of Additional Information for more detailed information on high yield, high risk debt securities.

     Portfolio Composition. The table below reflects Davis Convertible Securities Fund's portfolio quality rating for the year ended December 31, 1994, calculated on the basis of the average weighted ratings of all bonds held during the year. The table reflects the percentage of total assets represented by fixed income securities rated by Moody's or S&P, by unrated fixed income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality rating will change over time.

  Portfolio Composition of the Davis Convertible Securities Fund Portfolio by
      Quality Rating As a Percentage of Total Assets at December 31, 1994
Moody's S&P Rating Category  Percentage   Fund's Assessment   General Definition
                                        of Unrated Securities   of Bond Quality
___________________________  __________ _____________________ __________________
Aaa/AAA....................        _               _          Highest quality
Aa/AA......................      7.89%             _          High quality
A/A........................     25.72%             _          Upper medium grade
Baa/BBB....................     29.63%             _          Medium grade
Ba/BB......................     10.53%          10.87%        Some speculative
                                                              elements
B/B........................     15.19%            .16%        Speculative
Caa/CCC....................       _               _           More speculative
Ca,C/CC,C,D................       _               _           Very speculative,
                                                              may be in default
Not Rated..................     11.04%            _           Not rated by
                                                              Moody's or S&P
Common and Preferred Stock.       _               _
Short-term Investments.....       _               _
                                 _____          ______
                               100.00%          11.03%

     The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

     Other Policies. For information concerning other investment policies, risks and considerations see "General Fund Policies and Risks" below.

Davis Real Estate Fund

     General. The investment objective of Davis Real Estate Fund is total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments. Normally at least 65% of its total assets will be invested in securities of companies which have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. It does not invest directly in real estate. Real estate companies include real estate investment trusts, or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. It invests in common stocks and other equity securities and debt securities. In keeping with its primary growth objective, it will normally invest primarily in equity securities (including securities convertible into equity securities). It may also invest in fixed income securities for income or as a defensive strategy when the Adviser believes that adverse economic or market conditions require such strategy.

     The remaining 35% of the Fund's assets may be invested in securities of companies in any other industries. These may include companies which are not primarily involved in real estate operations or ownership but which have products or services relating to the real estate industry, such as manufacturers and distributors of building supplies,financial institutions which make or service real estate loans or companies which have substantial real estate assets such as some companies in the energy, retailing or railroad industries. There is no limitation on such investments except that the Fund intends to invest less than 25% of its total assets in the securities of any industry other than the real estate industry.

     The Fund will invest in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     Investment Considerations and Risks Generally. Because the Fund invests primarily in the real estate industry, it is subject to risks associated with the direct ownership of real estate. The Fund could also be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

     Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from registration under the Investment Company Act of 1940. Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expense of the Fund, but also, indirectly, similar expenses of the REITs, including compensation of management.

     High Yield, High Risk Debt Securities. The Fund may also invest in the same types of high yield, high risk securities as Davis Convertible Securities Fund. However, the Fund intends not to purchase securities rated BB or Ba or lower if such purchase would then cause more than 30% of the Fund's net assets to be invested in such securities. The Fund, currently has none of its assets invested in high yield, high risk securities and does not presently intend to have over 5% of its assets invested in such securities in the near future.

     Other Policies. For information concerning other investment policies, risks and considerations see "General Fund Policies and Risks" below.

General Fund Policies and Risks

     With respect to this section, the Funds are referred to as follows:

              Davis Growth Opportunity Fund as the "Growth Fund"
              Davis Government Bond Fund as the "Bond Fund"
              Davis Government Money Market Fund as the "Money Market Fund" Davis Financial Fund as the "Financial Fund"
              Davis Convertible Securities Fund as the "Convertible Fund" Davis Real Estate Fund as the "Real Estate Fund"

     Diversification. The Growth, Bond and Money Market Funds limit investments in one issuer to 5% of total assets. The Financial, Convertible and Real Estate Funds have the same limitation, but only as to 75% of their respective total assets. The remaining 25% of each Fund's total assets may be invested in one to four issuers. This may involve greater risk than if the 5% limitation is applied to all assets. Note that no Fund has any limitations on investments in U.S. Government Securities or repurchase agreements with respect to such securities.

     Concentration. No Fund, other than the Financial Fund and Real Estate Fund, will make any investment which would cause 25% or more of its total assets to be invested in any one industry. This limitation does not apply to investments in U.S. Government Securities.

     Temporary Investments of Funds other than the Money Market Fund. The Funds may temporarily invest in high grade money market instruments, repurchase agreements, or may hold cash or cash equivalents for defensive purposes or to accommodate inflows of cash awaiting more permanent investment.

     Foreign Investments.  Funds other than the Bond and Money Market
Funds may invest in securities of foreign issuers or securities which are principally traded in foreign markets ("foreign securities"). When foreign investments are made, the Adviser or Sub-Adviser will attempt to take advantage of differences between economic trends and the performance of securities markets in various countries to maximize investment performance. In most instances, foreign investments will be made in companies principally based in developed countries.

     Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") covering such securities and through U.S. registered investment companies investing primarily in foreign securities. The Funds, however, may not invest in the securities of other registered investment companies if more than 10% of a Fund's total assets would then be so invested. Other registered investment companies usually have their own management costs or fees and the Adviser will also earn its regular fee on Fund assets invested in such other companies. Operating expenses of a Fund investing in foreign securities are likely to be higher than that of one investing exclusively in U.S. securities, since management, custodial and certain other expenses are expected to be higher.

     Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less publicly available information about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators.

     To attempt to reduce exposure to currency fluctuations, the Funds may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Funds and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized, that is, entering into a hedge transaction in respect to a different foreign currency than the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging.
However, a Fund will not engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of its total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus a Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
When taking a position in an anticipatory hedge, a Fund is required to set aside cash or high grade liquid securities to fully secure the obligation.


     Portfolio Transactions. The Adviser (and Sub-Adviser with respect to Growth Fund) is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. It is the Company's policy to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for shares of the Company may be taken into account as a factor in placement of portfolio transactions. In seeking its investment objective, a Fund predominantly investing in equity securities may trade to some degree in securities for the short term if the Adviser believes that the growth potential of a security no longer exists, considers that other securities have more growth potential, or otherwise believes that such trading is advisable. As discussed above, the Bond Fund may engage in portfolio trading to take advantage of yield disparities. Because of differences among investment policies, portfolio turnover rate will be different for each Fund. At times it could be high, which could require the payment of larger amounts in brokerage commissions. However, Bond and Money Market Funds' trades are usually principal transactions involving no commissions.

     Writing Covered Options. For income purposes, the Funds other than the Money Market Fund may write covered call options on its portfolio securities. However, the Funds have not done so to any significant extent and do not currently intend to engage in any such transaction if it would cause more than 5% of net assets to be subject to options.

     Repurchase Agreements. The Funds may enter into repurchase agreements, but normally do not enter into repurchase agreements maturing in more than seven days, and may make repurchase agreement transactions through a joint account with other funds which have the same investment adviser. A repurchase agreement, as referred to herein, involves a sale of securities to the Funds, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Funds seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing their rights.


     Restricted and Illiquid Securities.  Funds, other than the Money
Market Fund, may invest in restricted securities, i.e., securities which, if sold, would cause the Funds to be deemed "underwriters" under the Securities Act of 1933 or which are subject to contractual restrictions on resale. A Fund will not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of such Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

     The restricted securities which a Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, or the Sub-Adviser, in the case of Growth Fund, under criteria established by the Company's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or the Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser or the Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is appropriate in light of the policy limiting investments in such securities. There is no limitation on the percentage of the Fund's assets that can be invested in liquid Rule 144A Securities. Investing in Rule
144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     Borrowing. No Fund will borrow money except from banks for temporary or emergency purposes (usually to facilitate orderly redemption of its shares while avoiding untimely disposition of portfolio holdings.) Except for the Money Market Fund, a Fund may not (i) borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed) at the time of the borrowing or (ii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowings. The Money Market Fund may not (a) borrow in excess of 25% of the value of its total assets (including the amounts borrowed) at the time of borrowing or
(b) pledge or hypothecate any of its assets except to secure permitted borrowing and then in an amount not in excess of 10% of the value of its net assets (including the amount borrowed) at the time of such borrowing. No Fund will purchase securities while any borrowing exceeds 5% of net assets.

     Fundamental and Non-Fundamental Policies. The investment restrictions set forth in the Statement of Additional Information including those in respect to borrowing, concentration and diversification as discussed above are fundamental policies. The investment objectives and policies with respect to eligible investments are fundamental policies of Money Market Fund and cannot be changed without a shareholder vote.
All other investment objectives and policies of the Company's Funds are not fundamental and may be changed without shareholder approval. In the event that a Fund's objective should ever be changed, such change may result in an objective different from the objective the shareholder considered appropriate at the time of investment in such Fund. Except for the restrictions on illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

                   ADVISER, SUB-ADVISER AND DISTRIBUTOR

     Davis Selected Advisers, L.P., (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the
adviser and distributor for the Funds.   Venture Advisers, Inc. is the
Adviser's sole general partner.  Shelby M.C. Davis is the controlling
shareholder of the general partner.   Subject to the direction and
supervision of the Board of Directors, the Adviser manages the investment and business operations of the Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, manages the business operations of the Davis Growth Opportunity Fund and also acts as
distributor of the shares of all the Funds.   As discussed below, the
Adviser has hired Tanaka Capital Management, Inc. as the Sub-adviser for the Growth Opportunity Fund. The Adviser also acts as investment adviser and distributor for Davis High Income Fund, Davis Tax-Free High Income Fund, Davis New York Venture Fund and Davis International Series, Inc., (formerly, Venture Income (+) Plus, Inc., Venture Muni (+) Plus, Inc., New York Venture Fund and Venture Series, Inc., respectively), (collectively with the Funds, the "Davis Funds") and Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds").

     Davis Government Money Market Fund pays the Adviser a fee at the annual rate of 0.50% on the first $250 million of average net assets, 0.45% on the next $250 million of net assets and 0.40% on assets over $500 million. The other Funds each pay the Adviser a fee at the annual rate of 0.75% on the first $250 million of average net assets, 0.65% on the next $250 million of net assets and 0.55% on assets over $500 million.
The fees for these other Funds are higher than those charged by many mutual funds with similar objectives. The Company also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws.

     Tanaka Capital Management, Inc. (the "Sub-Adviser"), is the sub-adviser for the Davis Growth Opportunity Fund. The Sub-Adviser manages the day to day investment operations for the Davis Growth Opportunity Fund. The Company pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser a reallowed portion of its advisory fee equal to 0.30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net assets and 0.25% of such Fund assets over $100 million with a minimum annual fee of $100,000.
However, the Sub-Adviser's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund. The Sub-Adviser also provides investment advisory services to employee benefit plans, institutions, trusts and individuals. The Sub-Adviser's offices are located at 230 Park Avenue, Suite 1432,
New York, New York 10169. Graham Y. Tanaka is the owner of the Sub-Adviser. Since February, 1987, Mr. Tanaka has been the controlling shareholder, Chief Executive Officer and sole director of the Sub-Adviser. Prior to December, 1990, he was employed by the Adviser.

     Portfolio Management. Effective May 1, 1995, Carolyn H. Spolidoro is the primary portfolio manager of the Davis Government Bond Fund. She has been employed by the Adviser since August 1985. She is Vice
President of the Adviser's General Partner and Vice President of all of the Davis Funds. She is also the portfolio manager of the Davis Government Money Market Fund, the Selected Government Income Fund and the Selected Daily Government Fund.

     Graham Y. Tanaka has been the primary portfolio manager of Davis Growth Opportunity Fund since January, 1987.

     Christopher C. Davis is the primary portfolio manager of the Davis Financial Fund. He was the co-portfolio manager of this Fund, with Shelby M.C. Davis, from it inception until December 1, 1994. He has been employed by the Adviser since September, 1989 as an assistant portfolio manager and research analyst.

     Andrew A. Davis is the primary portfolio manager of the Davis Convertible Securities Fund and the Davis Real Estate Fund. He was the co-portfolio manager of these funds, with Shelby M.C. Davis, from their inception until December 1, 1994. Andrew Davis is a Vice President of the Company and a Co-President of the Adviser's General Partner. Until February 1993, he was the Vice President and head of convertible research at PaineWebber, Incorporated.

     Shelby Davis, the Controlling shareholder of the Adviser, was the primary portfolio manager of the Davis Financial Fund and the co-portfolio manager of the Davis Convertible Securities Fund and the Davis Real
Estate Fund until December 1, 1994. He will continue to consult with Andrew Davis and Christopher Davis.

     Davis Selected Advisers, L.P., in its capacity as distributor, is reimbursed by each Fund for some of its distribution expenses through Distribution Plans which have been adopted with respect to each class of shares of a Fund and approved by the Company's Board of Directors and the shareholders of each such class in accordance with Rule 12b-1 under the Investment Company Act of 1940. See "Distribution Plans" below for more details.

                         DISTRIBUTION PLANS

     Each Fund, except Davis Government Money Market Fund, bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A and Class B, except Davis Government Money Market Fund, shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares.

     Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Adviser for the fees it pays to its salespersons and other firms for selling Fund shares, servicing shareholders and maintaining shareholder accounts. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Adviser for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Adviser retains. See "Purchase of Shares."

     Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. Up to 0.75% of the average daily net assets is used to pay the Adviser a 4% commission on new sales of Class B Shares. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Adviser to officers, directors and full-time employees of the Company, the Adviser or the Adviser's General Partner. Up to 0.25% of average net assets is used to reimburse the Adviser for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of shareholder accounts.

     If, due to the foregoing payment limitations, the Company is unable to pay the Adviser the 4% commission on new sales of Class B shares, the Adviser intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Company.
The Adviser intends to seek full payment from the Company of any excess amounts with interest at 1% over the prime rate at such future date when and to the extent such payments on new sales would not be in excess of the limitations. The Company is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Company who are not interested persons of the Adviser or the Company and have no direct or indirect financial interest in the Class B Distribution Plan (the
"Independent Directors"). If the Class B Distribution Plan is terminated, the Adviser will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts.
For the six months ended June 30, 1995, the Adviser paid $134,824, $66,076, $434, $59 and $268, respectively, in commissions with respect to Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis
Financial Fund, Davis Convertible Securities Fund and Davis Real Estate
Fund, respectively for which the Adviser had not yet received reimbursement. As of June 30, 1995, the Adviser paid $425,391,
$469,666, $4,815, $2,248 and $2,364, respectively, in commissions with respect to Davis Growth Opportunity Fund, Davis Government Bond Fund,
Davis Financial Fund, Davis Convertible Securities Fund and Davis Real
Estate Fund, respectively, for which the Adviser had not yet received reimbursement.

     In addition, the Plans provide that the Adviser, in its sole discretion, may utilize its own resources for distributing and promoting sales of Fund shares, including any profits from its advisory fees.

     With respect to Davis Government Money Market Fund, the
Distribution Plan for each class of shares does not provide for any amounts to be paid by the Fund directly to the Adviser as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee for distribution to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the respective class. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

     As described herein, dealers or others will receive different levels of compensation depending on which class of shares they sell. The
Adviser may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of dealer meetings.

     Shares of the Funds may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Funds under the Glass-Steagall Act would have no material adverse effects on the Company. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

                          PURCHASE OF SHARES

     General. You can purchase any class of shares of a Davis Fund from any dealer or other person having a sales agreement with the Adviser.

     There are three ways to make an initial investment in the Funds.
One way is to fill out the Application Form included in this Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. You should enclose a check (minimum $1,000, except $250 for retirement plans) payable as indicated on the Form. Shareholders whose Davis Government Money
Market Fund accounts are established for distributions of earnings or principal from a unit investment trust sponsored by Clayton Brown & Associates, Inc. may make initial and subsequent investments of amounts below the stated minimum.

     Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Adviser by telephone or wire. You can also use this method for additional investments of at least $1,000.

     The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Selected Advisers, L.P. at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                  State Street Bank and Trust Company,
                  Boston  MA  02210
                  Attn.: Mutual Fund Services
                  DAVIS SERIES, INC.
                  (Please specify Fund)
                  Shareholder Name,
                  Shareholder Account Number,
                  Federal Routing Number 011000028,
                  DDA Number 9904-947-0

     After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "State Street Bank and Trust Company," c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. The check should be accompanied by a form which State
Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of a Fund. If you know your account number, you should also give it to State Street.

     The Funds do not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates will not be issued on Class B shares. In no event, however, will the Davis Government Money Market Fund issue a certificate since all shares must be uncertificated to use the check writing or pre-designated account payment privileges. See "Redemption of Shares." Instead, shares purchased are automatically credited to an account maintained for you on the books of the Funds by State Street. You receive a statement showing the details of the transaction each time you add to or withdraw from your account.

     Alternative Purchase Arrangements.  All Davis Funds (other than
Davis Government Money Market Fund) Fund each offer two classes of shares. With certain exceptions described below, Class A shares of the Davis Funds are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Davis Government Money Market Fund offers three classes of shares, A, B and C. The three classes of the Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, upon their exchange into shares of other Davis Funds (see "Exchange of Shares").

     Depending on the amount of the purchase and the anticipated length of time of investment, investors may choose to purchase one class of shares rather than the other. Investors who would prefer to pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B, in which case 100% of the purchase price is invested immediately. The Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares.

     Class A Shares.  Class A shares of Davis Government Money Market
Fund are sold at net asset value. Class A shares of the other Funds are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the table below.

                                                                     Customary
                             Sales Charge     Charge as            Concession to
                                 as          Approximate          Your Dealer as
                             Percentage       Percentage             Percentage
                            of Offering       of Amount              of Offering
Amount of Purchase             Price           Invested                 Price
__________________          ___________      ___________          ______________
$     99,999 or less.......     4-3/4%           5.0%                    4%
$100,000 to $249,999.......     3-1/2%           3.6%                    3%
$250,000 to $499,999.......     2-1/2%           2.6%                    2%
$500,000 to $749,999.......         2%           2.0%                1-3/4%
$750,000 to $999,999.......         1%           1.0%             3/4 of 1%
$  1,000,000 or more.......         0%           0.0%                   0%<F1>


     <F1>  On purchases of $1 million or more, the investor pays no initial or contingent deferred sales charge. However the Adviser may pay the financial service firm a commission during the first year after purchase at an annual rate as follows:

                    Purchase Amount                 Commission
                    _______________                 __________
                    First $3,000,000....................75%
                    Next $2,000,000.....................50%
                    Over $5,000,000.....................25%

Such commissions will be paid quarterly at the end of each fiscal quarter for the first year after purchase. When a commission is paid because of purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Fund and, in cases where the limits of the Distribution Plan in any one year have been reached, from the distributor's own profits or resources.

     There are a number of ways to reduce the sales charge on the purchase of Class A shares as set forth below.

     (i) Family Purchases: Purchases made by an individual, such individual's spouse and children under 21 are combined and treated as a purchase of a single person.

     (ii) Group Purchases: The purchases of an organized group, whether or not incorporated, are combined and treated as the purchase of a single person. The organization must have been organized for a purpose other than to purchase shares of mutual funds.

     (iii) Purchases for Employee Benefit Plans: Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

     (iv) Purchases under a Statement of Intention: By executing the "Statement of Intention" included in the Application Form at the back of the prospectus, purchases of Class A shares of $100,000 or more made over a 13-month period may be made at the applicable price for the aggregate shares actually purchased during the period. Please see "Terms and Conditions" at the back of prospectus.

     (v) Rights of Accumulation: If you notify your dealer or the Adviser you may include the Class A shares you already own (valued at maximum offering price) in calculating the price applicable to your current purchase.

     (vi) Combined Purchases with other Davis Funds: Purchases of Class A shares of any Fund (other than Davis Government Money Market Fund) may be combined with your purchases of Class A shares of other Davis Funds, including Davis New York Venture Fund, Davis High Income Fund, Davis Tax-Free High Income Fund and Davis International Series, Inc., separately or under combined Statements of Intention or rights of accumulation to determine the price applicable to your purchases of Class A shares of a Fund.

     (vii)  Sales at Net Asset Value:  The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions (see "Dividends and Distributions"); (2) Class A shares purchased by directors, officers and employees of any Fund, supervised and distributed by the Adviser or Adviser's general partner, including former directors and officers and any spouse, child, parent, grandparent, brother or sister of all the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals and employees (and any spouse, child, parent, grandparent, brother or sister) of securities dealers having a sales agreement with the Adviser;
(4) initial purchases of Class A shares totaling $250,000 or more, made at any one time by banks, trust companies and other financial institutions (collectively "Institutions") on behalf of one or more clients for which such Institution acts in a fiduciary capacity; (5) initial purchases of Class A shares totaling $250,000 or more by a registered investment adviser on behalf of a client for which the adviser is authorized to make investment decisions or otherwise acts in a fiduciary capacity; (6) Class A shares purchased by any single account covering a minimum of 250 participants and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue
Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code; (7) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Adviser; and (8) Class A shares purchased by any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge. The Funds may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

     Class B Shares. Class B shares are offered at net asset value, without a front-end sales charge. With certain exceptions described below, the Company imposes a deferred sales charge on Class B shares of all the Funds except the Davis Money Market Fund. The charge is 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Company which were (i) purchased prior to December 1,
1994 or (ii) acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Company will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase, and no deferred sales charge is imposed on
amounts redeemed after four calendar years from purchase.   Class B
shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class' average daily net asset value.

     Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of pre December 1, 1994 Class
B shares represented by stock certificates will require the return of the stock certificates to the Funds transfer agent). The Class B shares so converted will no longer be subject to the higher expenses borne by Class
B
shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under the Funds' private Internal Revenue Service Ruling such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

     Any contingent deferred sales charge imposed upon the redemption of Class B shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No contingent deferred sales charge is imposed when you redeem amounts derived from
(a) increases in the value of shares above the original cost of such shares or (b) certain shares with respect to which a Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge will be waived as follows: (1) on redemptions following a shareholder's death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (2) on taxable periodic distributions from a qualified retirement plan or IRA upon retirement or attainment of age 59-1/2 (e.g. for the applicable contingent deferred sales charge, if any, is imposed upon a lump sum redemption at any age whether or not it is taxable) or distribution necessary to make a tax-free return of contributions to avoid tax penalty; (3) on redemptions of shares sold to directors, officers and employees of the Fund, its Adviser or Adviser's General Partner, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (4) on redemptions made as tax-free returns of contributions to avoid tax penalty; and (5) on redemptions pursuant to the right of a Fund to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

     Class C Shares. Davis Government Money Market Fund offers Class C shares. These shares are offered to facilitate a change into Class C shares of Davis New York Venture Fund, Inc. and do not have a conversion feature. For further information about Davis New York Venture Fund, Inc., see your dealer or call the Fund to obtain a copy of the prospectus.

     Prototype Retirement Plans. The Adviser and certain qualified dealers have available prototype retirement plans sponsored by the Fund for corporations and self-employed individuals and prototype Individual Retirement Account ("IRA") plans for both individuals and employers.
These plans utilize the shares of the funds and other Davis Funds as their investment vehicle. State Street acts as custodian or trustee for the plans and charges the participant $10 to establish each account and an annual maintenance fee of $10 per account. Such fees will be redeemed automatically at year end from your account, unless you elect to pay the fee directly.

     Automatic Investment Plan. Shareholders may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to the shareholder's bank account of a specific amount (minimum $25) each month which will be used to purchase Fund shares. For institutions that are members of the Automated Clearing House system
(ACH), such purchases can be processed electronically on any day of the month between the 3rd and 28th day of each month. After each automatic investment, the shareholder will receive a transaction confirmation and the debit should be reflected on the shareholder's next bank statement. The plan may be terminated at any time by the shareholder. If you desire to utilize this plan, you may use the appropriate designation on the Application Form.

     Dividend Diversification Program. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements set forth below. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value of at least $250 and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                      TELEPHONE PRIVILEGE

     Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. By exercising the telephone privilege to sell or exchange shares, you agree that the Company shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may have difficulty in accepting telephone requests, in which case you should contact us by mail. See "Exchange of Shares - By Telephone", "Redemption of Shares - By Telephone" and "Redemption of Shares - Expedited Redemption Privilege."

                        EXCHANGE OF SHARES

     General. You may exchange shares of any Fund for shares of the same class of the other Davis Funds. This exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. However, each Fund, except the Davis Government
Money Market Fund is intended as a long-term investment and not for the short-term. All of the Davis Funds offer Class A or Class B shares. Only Davis Government Money Market Fund and Davis New York Venture Fund offer Class C shares. The shares to be received upon exchange must be legally available for sale in your state. The net asset value of the initial shares being acquired must be at least $1,000 unless such an exchange is under the Automatic Exchange Program described below. There is a $5 service charge payable to the Adviser for each exchange other than an exchange under the Automatic Exchange Program.

     Generally, shares may be exchanged for the same class of shares of another Davis Fund at relative net asset value. However, if any Davis Fund shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the Davis Fund shares
acquired in the exchange.   In addition, the terms of any CDSC to which any
Class B shares are subject at the time of exchange will continue to apply to any Class B shares acquired upon exchange. Class A shares of the Davis Government Money Market Fund which are purchased for cash may be exchanged for any class of any Davis Fund. However, exchanges of Class A shares of the Davis Government Money Market Fund into Class A shares of another Davis Fund will be made at the public offering price of the acquired shares (which includes the applicable front-end sales load) unless such shares were acquired by exchange of shares on which you have already paid a sales charge. Exchanges of Class A shares or Class B shares of the Davis Government Money Market Fund into Class B shares of another Davis Fund will be made at net asset value and will become subject to the CDSC applicable to the acquired shares at the time of the exchange unless such shares were acquired by exchange of shares already subject to a CDSC. Class C shares of Davis Government Money Market Fund may be exchanged for Class C shares of Davis New York Venture Fund, Inc. at relative net asset values. Class C shares of New York Venture Fund, Inc. are subject to Rule 12b-1 distribution fees and a redemption fee of 1% during the first 12 months in which they are outstanding.

     Segregation of Davis Government Money Market Fund Shares.   In
order to secure the payment of any FESC or CDSC that may be due on shares exchanged into shares of the Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in the Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account which are free of segregation. See "Check Writing Privilege" under "Redemption of Shares - Davis Government Money Market Fund."

     Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Adviser for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares." Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

     By Telephone. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

     Automatic Exchange Program. The Funds also offer an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent investments must be at least $25. Each month shares will be simultaneously redeemed and purchased at the chosen fund's applicable offering price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

     An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

     The number of times a shareholder may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Adviser. Currently, more than three exchanges out of a fund during a twelve month period are not permitted without the prior written approval of the Adviser. The Company reserves the right to terminate or amend the exchange privilege at any time upon at least 60 days' notice.

                          REDEMPTION OF SHARES

     All Funds Except Davis Government Money Market Fund. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges or redemption fees. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA
02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must be the same as the way in which the shares are registered.

     Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

     If shares to be redeemed are represented by a certificate, the certificate, signed by the owner or owners, must be sent to State Street with the request.

     For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $25,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $25,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

     No signature guarantees are required when payment is to be made to the shareholder of record at the address of record. Your signature on your letter must be guaranteed by a commercial bank or member firm of a domestic stock exchange if the proceeds of the redemption are to be paid in some other manner or if the shares are to be transferred. A signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption.

     Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any such redemption delay by paying for your shares with a certified or cashier's check or by bank wire or federal funds.

     Your shares may also be redeemed through participating dealers.
Under this method, the Adviser repurchases the shares from your dealer, if your dealer is a member of the Adviser's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

     Davis Government Money Market Fund. You may request redemption of part or all of your shares in the Davis Government Money Market Fund by mail by sending your request to State Street Bank and Trust Company, c/o
Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. You may also redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street will send payment for the Davis Government Money Market Fund shares redeemed within three business days, but in no event, later than seven days, after receipt of a redemption request in proper form. Redemption of the Davis Government
Money Market Fund shares which were acquired by exchange from shares subject to a contingent deferred sales charge may be subject to such a charge. Shares exchanged into Davis Government Money Market Fund are subject to segregation to assure payment of any sales charges that may be due upon redemption. See "Exchange of Shares-Segregation of Davis Government Money Market Fund shares."

     Check Writing Privilege. For Davis Government Money Market Fund accounts other than prototype retirement plans and IRAs, State Street will provide you, upon request, forms of drafts to be drawn on your regular account (but not your "segregated" account) that will clear through State
Street.  See "Exchange of Shares."   These drafts may be made payable to
the order of any person in any amount not less than $500. When a draft is presented to State Street for payment, State Street will redeem a sufficient number of full and fractional shares in your account to cover the amount of the draft. This enables you to continue earning daily income dividends until the draft has cleared.

     If you elect to use this method of redemption, please so signify on the Check Writing Privilege Form. You will be subject to State Street's rules and regulations governing such drafts, including the right of State Street not to honor drafts in amounts exceeding the value of the regular account at the time they are presented for payment. Drafts in excess of the value of the Davis Government Money Market Fund regular account cannot be honored by redemption of any other Fund account. The Company and State Street reserve the right to modify or terminate this service at any time.

     A shareholder may issue a "Stop Payment" on any draft by calling State Street at (617) 847-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street with respect to their regular checking accounts.

     Expedited Redemption Privilege. Accounts other than prototype retirement plans and IRAs may designate on the Expedited Redemption Privilege Form an account with any commercial bank and have the cash proceeds from the redemption sent, by either wire or electronically through the Automated Clearing House system ("ACH"), to a pre-designated bank account. For the Davis Government Money Market Fund the proceeds may be sent by wire if the amount is $5,000 or more. State Street will accept instructions to redeem shares and make payment to a pre-designated commercial bank account by (a) written request signed by the registered shareholder, (b) telephone request by any Qualified Dealer to Davis Selected Advisers, L.P. (1-800-279-0279), and (c) by telegraphic request by the shareholder to State Street. At the time of redemption, the shareholder must request that federal funds be wired or transferred by ACH to the bank account designated on the application. The redemption proceeds under this procedure may not be directed to a savings bank, savings and loan or credit union account except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System. The Adviser, in its discretion, may limit the amount that may be redeemed by a shareholder in any day under the Expedited
Redemption Privilege to $25,000. There is a $5 charge by State Street for wire service, and receiving banks may also charge for this service.
Payment by ACH will arrive usually at your bank two banking days after your call. Payments by ACH is usually credited to your bank account on the next business day after your call. The Expedited Redemption Privilege may be terminated, modified or suspended by the Company at any time. See "Telephone Privilege".

     The name of the registered shareholder and corresponding Fund account number must be supplied. The Expedited Redemption Privilege Form provides for the appropriate information concerning the commercial bank and account number. Changes in ownership, account number (including the identity of your bank) or authorized signatories of the pre-designated account may be made by written notice to State Street with your signature and those of new owners or signers on the account guaranteed by a commercial bank or trust company. Additional documentation may be required to change the designated account when shares are held by a corporation, partnership, executor, administrator, trustee or guardian.

     If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Davis Government Money Market Fund shares recently purchased by check

(whether by regular or expedited method), the fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

     Maintenance Fees. To help relieve the Davis Government Money Market Fund's high cost of maintaining small accounts, there is a $10 charge imposed on all accounts whose net asset value has been reduced to less than $1,000. This charge is collected by redemption in December of each year and is paid to the Davis Government Money Market Fund.

     By Telephone. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

         The check can only be issued for up to $25,000;
         The check can only be issued to the registered owner (who must be an individual);
         The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

     Automatic Withdrawals Plan.  Under the Automatic Withdrawals
Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. Shares are redeemed so that you will receive the payment you have requested approximately in the middle of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of a Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program using Class B shares, any applicable contingent deferred sales charges will be imposed on such Class B shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you owing to tax consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. Your Automatic Withdrawals Plan may be terminated by you at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time.


     Involuntary Redemptions. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

     Subsequent Repurchases.  After some of or all your Class A or Class
B shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same class of the Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any CDSC assessed on Class B shares will be returned to the account. Class B shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and conversion period. This can be done by sending the Company or the Adviser a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 30 days after the redemption or repurchase. You can only use this privilege once.

     Tax Implications. Redemption of shares may result in a gain or loss for tax purposes. If a loss is realized on shares held for six months or less, and you received a capital gain dividend during that period, then any tax loss is treated as a long-term capital loss to the extent of the capital gain dividend. See "Federal Income Taxes".

                      DETERMINING THE PRICE OF SHARES

     The net asset value of a Fund's shares is the value of the Fund's assets, minus its liabilities, divided by the total number of shares outstanding. The value of a Fund's portfolio securities (which comprise most of a Fund's assets) is based upon their market valuation. Securities traded on a national securities exchange are valued at the last published sales prices on the principal exchange where listed, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value.
Normally, the share price of the Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates which in the Board's view cause a material deviation between amortized cost and market value, the Board will consider whether such conditions require taking any temporary action to maintain the normal fixed price or to prevent material dilution or other unfavorable results to shareholders. Such action could include withholding dividends, paying dividends out of surplus, realizing gains or losses or using market valuation.

     The net asset value per share is normally determined as of the earlier of the close of the New York Stock Exchange or 4:00 p.m. Eastern Time on each day the Exchange is open. The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. If the purchase order or redemption request is placed with your dealer, then the applicable price is normally computed as of 4:00 p.m. Eastern Time on the day the dealer receives the order, provided that the dealer receives the order before 4:00 p.m. Eastern Time. Otherwise, the applicable price is the next determined net asset value. It is the responsibility of your dealer to promptly forward purchase and redemption orders to the Adviser. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation. See "Redemption of Shares".

                   DIVIDENDS AND DISTRIBUTIONS

     Davis Growth Opportunity Fund and Davis Financial Fund. Income dividends are paid semi-annually . Distributions from any net realized capital gains are distributed annually.

     Davis Government Bond Fund. Income dividends are paid monthly. You will receive quarterly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are distributed annually. The Davis Government Bond Fund declares distributions based on the Adviser's projections of estimated net investment income and net realized short-term gains. The amount of each distribution may differ from actual net investment income and gains determined in accordance with generally accepted accounting principles.
The Davis Government Bond Fund at times may continue to pay distributions based on expectations of future investment results and to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors (including losses realized later in a fiscal year which have the effect of affecting previously realized gains), the Davis Government Bond Fund may have failed to achieve projected investment results for a given period. In such cases, the Davis Government Bond Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

     Davis Government Money Market Fund. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

     Davis Convertible Securities Fund and Davis Real Estate Fund. Income dividends are normally paid quarterly. Distributions from any net realized capital gains are made annually.

     All Funds. Because Class B shares incur higher distribution service fees and bear certain other expenses, such class will have a higher expense ratio and will pay correspondingly lower dividends than Class A shares. Information concerning distributions will be mailed to shareholders annually. Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends and short-term capital gain distributions paid in cash and long-term capital gain distributions reinvested. The reinvestment of dividends and distributions is made at net asset value (without any sales charge) on the dividend payment date.
For the protection of the shareholder, upon receipt of the second dividend check which has been returned to the Transfer Agent as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

                        FEDERAL INCOME TAXES

     This section and the additional tax information in the Statement of Additional Information are not intended to be a full discussion of all the aspects of the federal income tax law and its effects on shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effects of federal, state and local tax laws on investments in the Funds.


     Under the Internal Revenue Code (the "Code"), the Funds are treated as separate entities. The Company intends to continue to qualify the Funds as regulated investment companies under the Code and, if so qualified, the Funds will not be liable for federal income tax to the extent their earnings are distributed. If, for any calendar year, the required distribution of the Funds exceed the amount distributed, an excise tax equal to 4% of the excess will be imposed. The Company intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

     Distributions of net investment income and of net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares.

     A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such period, then such loss is treated as a long-term capital loss to the extent of such capital gain distribution.

     Davis Real Estate Fund may invest in real estate investment trust ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. See "Certain Federal Tax Aspects of Mortgage REITs" in the Statement of Additional Information.

                          COMPANY SHARES

     The Company's capital stock is currently divided into six series of common stock. Each series represents one of the Company's Funds. Each series is divided into classes as described previously. The Board of Directors may offer additional Funds and classes in the future and may at any time discontinue the offering of any Fund or class. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of each Fund represents an interest in the assets of that Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares of that Fund except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the directors of the Company.

     In accordance with Maryland law and its Articles of Incorporation, the Company does not hold regular annual shareholder meetings.
Shareholder meetings are held when they are required under the Investment Company Act of 1940 or otherwise called for special purposes. Special meetings may be called upon the written request of holders of at least 10% of the votes that could be cast at the meeting.

                       PERFORMANCE DATA

     From time to time, quotations of each Funds' performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Performance will consist of quotations of total return and, in the case of funds with income as the primary objective, yield quotations.

     Total return is the average annual compounded rate of return of an initial investment for periods of one, five and ten years and may include such return for shorter or longer periods up to and including the life of the Fund. Total return is calculated separately for each class. This calculation assumes reinvestment of all dividends and distributions and deduction of all charges and expenses, including the maximum front-end or applicable contingent deferred sales charge. In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time. Each may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     "Yield" when quoted is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (or a 7-day period for Davis Government Money Market
Fund) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. "Effective yield" is determined similarly but, when annualized, the income earned by an investment is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure due to the compounding effect of assumed reinvestment.

     In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may use evaluations published by nationally recognized independent ranking services and publications.

                          SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to Davis Selected Advisers, L.P., by writing to P.O. Box 1688, Santa Fe, NM 87504-1688 or by calling 1-800-279-0279.

                                APPENDIX

                     QUALITY RATINGS OF DEBT SECURITIES

Moody's Investors Service, Inc. Corporate Bond Ratings

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings

     AAA - Debt rated 'AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B_' rating.

     CC - The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C - The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC_' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                      DAVIS GOVERNMENT MONEY MARKET FUND
                          CHECK WRITING PRIVILEGE

 [ ] If you wish the check writing privilege please check the box to the left and complete the signature card below.

INFORMATION CONCERNING THE DRAFTS USED FOR THE DAVIS GOVERNMENT
MONEY MARKET FUND  CHECK WRITING PRIVILEGE:

1. Your Davis Series, Inc. Davis Government Money Market Fund drafts are paid from an account of Davis Series, Inc. at State Street Bank and Trust Company ("State Street").

2. In connection with this account, you will have the same rights and duties with respect to stop payment orders, "stale" drafts, unauthorized signatures, alterations, and unauthorized endorsements as bank checking account customers do under the Massachusetts Uniform Commercial Code.
    All notices with regard to those rights and duties must be given to State Street.

3. Stop payment instructions must be given to State Street, by calling State Street's service telephone number for Davis Series, Inc. shareholders: (617) 847-8543. State Street's address is State Street Bank and Trust Company, c/o The Davis Funds, P. O. Box 8406, Boston, MA. 02266-8406.

4.  These rules may be amended from time to time.
________________________________________________________________________________


              Check Writing Privilege Signature Card   (Type or Print)

BY SIGNING THIS SIGNATURE CARD THE UNDERSIGNED AGREE(S) TO BE SUBJECT TO THE INSTRUCTIONS AND RULES, AS NOW IN EFFECT AND AS AMENDED FROM TIME TO TIME, OF DAVIS SERIES, INC., THAT PERTAIN TO THE USE OF REDEMPTION CHECKS. (SOME OF THE CURRENT RULES APPEAR ABOVE.) EACH SIGNATORY GUARANTEES THE OTHER'S SIGNATURE.

Account Number______________________


______________________________________      ___________________________________
            Shareholder Name                         Co-Shareholder Name

[ ]  Check here if both signatures         [ ]  Check here if only one
     are required on checks.                    signature is required on checks.

If neither box is checked, all checks will require both signatures.


______________________________________      ___________________________________
                Signature                                   Signature

TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION  (CLASS A SHARES ONLY)

TERMS OF ESCROW:
1.Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2.In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Selected Advisers, L.P. acts as adviser, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3.If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4.If my total purchases are less than the intended purchases, I will remit to Davis Selected Advisers, L.P. the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Selected Advisers, L.P. or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

5.I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6.Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7.The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8.If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.


                         EXPEDITED REDEMPTION PRIVILEGE

[ ] If you wish the Expedited Redemption Privilege please check the box to the left and complete the following information.

I (we) hereby authorize State Street Bank and Trust Company, Davis Selected Advisers, L. P., and/or the Davis Funds to act upon instructions received by telephone or telegraph, believed by them to be genuine, and to redeem shares in my (our) account in any of the Davis Funds and to wire the proceeds of such redemption to the predesignated bank listed below. I
(we) hereby agree that neither State Street Bank and Trust Company, nor Davis Selected Advisers, L. P. nor the Davis Funds nor any of their officers or employees, will be liable for any loss, liability, cost or expense for acting upon such instructions.

______________________________________      ___________________________________
      Signature of Shareholder                   Signature of Co-Shareholder

______________________________________      ___________________________________
     Name of Commercial Bank                     (Title of Account at Bank)


______________________________________      ___________________________________
              (Street)                             (Account Number at Bank)

______________________________________      ___________________________________
 (City)         (State)         (Zip)             (ABA/Transit Routing Number)

________________________________________________________________________________
________________________________________________________________________________

                             TABLE OF CONTENTS

                                                                          PAGE

Summary...............................................................      3
Financial Highlights..................................................      7
Investment Objective and Policies.....................................     20
Adviser, Sub-Adviser and Distributor..................................     32
Distribution Plans....................................................     33
Purchase of Shares....................................................     34
Telephone Privilege...................................................     39
Exchange of Shares....................................................     39
Redemption of Shares..................................................     40
Determining the Price of Shares.......................................     44
Dividends and Distributions...........................................     44
Federal Income Taxes..................................................     45
Company  Shares.......................................................     46
Performance Data......................................................     46
Shareholder Inquiries.................................................     47
Appendix - Quality Ratings of Debt Securities.........................     47
________________________________________________________________________________
________________________________________________________________________________

                     STATEMENT OF ADDITIONAL INFORMATION

                              May 1, 1995
                     as revised October 1, 1995

                         Davis Series, Inc.
         (formerly, Retirement Planning Funds of America, Inc.)

                       124 East Marcy Street
                    Santa Fe, New Mexico  87501
                          1-800-279-0279



                         TABLE OF CONTENTS

Topic                                                                     Page

Investment Restrictions................................................    2
High Yield, High Risk Debt Securities..................................    4
Additional Information Concerning Davis Government Bond Fund...........    6
Hedging of Foreign Currency Risks......................................    6
Repurchase Agreements..................................................    8
Writing Covered Call Options...........................................    8
Federal Tax Aspects of Certain Mortgage Reits for Davis Real Estate
  Fund.................................................................    8
Portfolio Transactions.................................................    9
Directors and Officers.................................................   10
Directors' Compensation Schedule.......................................   12
Certain Shareholders of the Funds......................................   12
Investment Advisory Services...........................................   16
Custodian..............................................................   18
Auditors...............................................................   18
Determining the Price of Shares........................................   18
Reduction of Class A Sales Charge......................................   18
Distribution of Fund Shares............................................   20
Performance Data.......................................................   21



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1995 as revised October 1, 1995. The Prospectus may be obtained from the Company.

     The Company's December 31, 1994 Annual Report and June 30, 1995 Semi-Annual Report accompany this Statement of Additional Information. The Financial Statements appearing in these reports are incorporated herein by reference. All interim financial information reflects all adjustments which are, in the opinion of management, necessary to a fair statement of results for such interim period.

                      INVESTMENT RESTRICTIONS

     The investment restrictions set forth below may not be changed with respect to any Fund without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

                       Restrictions In General

1. The Funds may not purchase or sell commodities or commodity contracts, except that the Funds other than the Davis Government Bond Fund and Davis Government Money Market Fund may invest in contracts in respect to foreign currencies for hedging (risk reduction) purposes.

2. The Funds other than the Davis Government Money Market Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein, but will not otherwise invest in real estate. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.) The Davis Government Money Market Fund may not invest in real estate, interests therein or real estate investment trusts.

3. The Funds other than the Davis Government Money Market Fund may not purchase more than 10% of any one class of an issuer's securities, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements relating thereto, certificates of deposit or the like, bankers' acceptances or bank repurchase agreements. For purposes of this restriction, all debt securities of an issuer are deemed to comprise a single class. The Davis Government Money Market Fund, may not purchase more than 10% of the outstanding debt securities (other than U.S. Government Securities and repurchase agreements related thereto) of any one issuer.

4.    The Funds may not purchase the securities (other than U.S.
      Government Securities or repurchase agreements related thereto) of any issuer if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer; except that up to 25% of the value of the total assets of Davis Financial Fund, Convertible Securities Fund and Davis Real Estate Fund may be invested without regard to this 5% limitation. This restriction does not apply to the Davis Government Money Market Fund.

5. The Funds may not invest in or write puts, calls or combinations thereof ("option transactions"), except that a Fund other than the Davis Government Money Market Fund may (a) write calls so long as at the time of so doing the security underlying the call is listed on a national securities exchange, the call is issued by The Options Clearing Corporation and is traded on a registered securities exchange, such calls do not exceed 10% of that Fund's total assets and are covered calls, (b) make closing purchase transactions in order to close out outstanding call options previously written by a Fund and (c) engage in option transactions in respect of foreign currencies for hedging purposes. (The convertible feature of convertible securities are not deemed to be puts, calls or combinations thereof.) With respect to the Davis Government Money Market Fund, it may not invest in puts, calls, straddles, spreads or any combination thereof.

6. The Funds may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of a Fund's total assets would then be invested in such securities. This does not apply to the Davis Government Bond Fund or the Davis Government Money Market Fund which both invest in U.S. Government Securities or to investments made by the Davis Real Estate Fund in real estate investment trusts ("REITs").

7. The Funds may not buy securities of other registered investment companies, except that Funds other than Davis Government Bond Fund and Davis Government Money Market Fund may invest in (i) shares of investment companies investing primarily in foreign securities provided that such purchase does not cause a Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the value of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company. All Funds may acquire securities of other registered companies as a part of a merger, consolidation, reorganization or acquisition of assets.

8. The Funds may not purchase securities on margin, make short sales of securities or maintain a short position, except that (i) all Funds except the Davis Growth Opportunity Fund and Davis Government Money Market Fund may engage in such investments when at the time of sale a Fund has, by reason of its ownership of other securities, the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration and such other securities are retained so long as the Fund is in a short position and (ii) all Funds except the Davis Government Bond Fund and Davis Government Money Market Fund may engage in such transactions where they are in respect to foreign currencies for hedging purposes. These restrictions do not apply to transactions in respect to foreign currencies for hedging purposes.

9. The Funds may not invest for the purpose of exercising control or management of other companies.

10. The Funds other than the Davis Government Money Market Fund, may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of a Fund's total assets (excluding the amount borrowed) at the time of such borrowing.
      The Funds may not pledge or hypothecate any of their assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of a Fund's total assets (excluding the amount borrowed) at the time of such borrowing. These restrictions do not apply to the use of margin deposits in connection with transactions in foreign currencies for hedging purposes. The Davis Government Money Market Fund may not borrow except from banks for extraordinary emergency purposes in amounts not exceeding 25% of the value of its total assets (including the amount borrowed) and may pledge or hypothecate assets not exceeding 10% of the value of its net assets (including any amount borrowed) in connection with such borrowing. Both limits are calculated as of the time of such borrowing.

11. The Funds may not buy or continue to hold securities if any officers or directors of the Company, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

12. The Funds do not engage in the underwriting of securities; however, the Funds may technically be considered "underwriters" if they sell restricted securities.

13. The Funds may not make loans except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives and policies.

      Securities received upon conversion or exercise of warrants or subscription rights and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.

Special Restriction as to Davis Growth Opportunity Fund and Davis Government Bond Fund

1. Neither Fund may purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of its total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries and, as to finance companies, personal credit and business credit will be considered separate industries, and
      (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements with respect thereto, certificates of deposit or the like, bankers' acceptances and bank repurchase agreements.

2.    Neither Fund may engage in arbitrage transactions.

Special Restrictions as to Davis Government Money Market Fund

1. The Fund may not purchase any security which has a maturity date exceeding that prescribed in Rule 2a-7 under the Investment Company Act of 1940

2. The Fund may not invest in restricted securities; provided, however, that this restriction shall not apply to repurchase agreements.

3. The Fund may not invest in oil, gas or other mineral exportations or development programs.

Special Restrictions as to Davis Financial Fund

1. The Fund may not invest less than 25% of its total assets (except investments for temporary defensive periods) in companies principally engaged in each of the banking and financial services industries. Companies in the banking industry include U.S. and foreign commercial and industrial banking and savings institutions (including their parent holding companies). Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance and insurance holding companies.

2. Except for companies in the industries identified above, the Fund may not purchase the securities of issues conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such Government Securities.

Special Restrictions as to Davis Convertible Securities Fund

1 Convertible Securities Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such government securities.

Special Restrictions as to Davis Real Estate Fund

1. Real Estate Securities Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such government securities or investments in securities of companies in the real estate industry or which own significant amounts of real estate or have products or services relating to the real estate industry.

State Undertakings and Non-Fundamental Policies

     As a matter of non-fundamental policy, the Funds have voluntarily undertaken with various states not to invest in oil, gas or mineral leases. In addition, also as a matter of non-fundamental policy, all the Funds, except the Davis Government Money Market Fund, have voluntarily undertaken with certain states: (1) not to acquire or purchase shares of other open-end investment companies, (2) not to invest more than 5% of their respective net assets in warrants valued at the lower of cost or market (included within that amount, but not to exceed 2% of the value of their respective net assets, may be warrants which are not listed on the New York or American Stock Exchange), and (3) not to purchase real property, including private real estate limited partnership interests, but this does not prevent the Funds from investing in readily marketable securities of real estate investment trusts or other companies which own or invest in real estate. All the Funds, except the Davis Real Estate Fund, have additionally undertaken with a state to limit their investments in restricted securities to 10% of their respective total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. These undertakings and other non-fundamental policies, including the investment objectives of the Funds, may be changed without shareholder approval.

                 HIGH YIELD, HIGH RISK DEBT SECURITIES

      As discussed in the prospectus, Davis Convertible Securities Fund and Davis Real Estate Fund may invest in certain high yield, high risk securities, commonly referred to as "junk bonds." These lower rated securities are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Accordingly, an investment in the Funds may not constitute a complete investment program and may not be appropriate for all investors, or for short term investing.

      The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic and industry conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower rated bonds and the high yield, high risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high yield, high risk securities, net asset value will be adversely affected.

      The high yield, high risk bond market comprised a small piece of the general bond market until the middle 1980's when issuance increased dramatically. Since that time the high yield, high risk bond market has experienced only one recessionary environment but never has been exposed to a significant increase in interest rates. During the economic downturn that was experienced, prices of high yield, high risk bonds declined and defaults rose. Future economic downturns and/or significant increases in interest rates are likely to have a negative effect on the high yield, high risk bond market and consequently on the value of these bonds, as well as increase the incidence of defaults on such bonds.

      High yield, high risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding, high risk bonds often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high yield, high risk bonds may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding bonds because such bonds are generally unsecured and are often subordinated to other creditors of the issuer. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If a Fund experiences unexpectedly large net redemptions, it may be forced to sell high yield, high risk bonds out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's net assets. Since some of a Fund's expenses are fixed, this could also reduce the Fund's rate of return.

      The Funds may have difficulty disposing of certain high yield, high risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high risk bonds, the Company anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield, high risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that a Fund purchases illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

      Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Company will be likely to replace such bonds with lower yielding bonds resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, a Fund may obtain no return at all on its investment. To the extent that a Fund invests in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to a Fund, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

      Federal tax legislation limits the tax advantages of issuing certain high yield, high risk bonds. This could have a materially adverse effect on the market for high yield, high risk bonds.

        ADDITIONAL INFORMATION CONCERNING DAVIS GOVERNMENT BOND FUND

      Davis Government Bond Fund will invest in debt securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For temporary periods, to accommodate inflows of cash awaiting more permanent investment, it may also invest in short-term investments eligible for purchase by Davis Government Money
Market Fund. U.S. Government securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as Federal Farm Credit Bank - FFCB), (c) discretionary borrowing authority of the U.S. Government agency or instrumentality
(such as Student Loan Marketing Association - SLMA), or (d) the credit of the instrumentality (such as Financing Corporation - FICO).

      The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Examples of some circumstances in which it may employ trading are: (1) shortening the average maturity of the portfolio;
(2) lengthening the average maturity of the portfolio; and (3) changing from one bond to an essentially similar bond when their respective prices are distorted due to market factors. However, due to the fact that it is primarily invested in U.S. Government Securities, trading is not an emphasis of the Fund and portfolio turnover is expected to continue to be low.

                      HEDGING OF FOREIGN CURRENCY RISKS

      Davis Growth Opportunity Fund, Davis Financial Fund, Davis
Convertible Securities Fund and Davis Real Estate Fund, may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Funds a futures position in a negotiated currently non-regulated market. The Funds may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Funds may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency, or when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Funds may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Funds may, in the alternative, enter into a forward contract in respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated.

      Davis Growth Opportunity Fund, Davis Financial Fund, Davis
Convertible Securities Fund and Davis Real Estate Fund, may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.
The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Funds may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Funds would utilize options traded on exchanges where the options are standardized.

      Davis Growth Opportunity Fund, Davis Financial Fund, Davis
Convertible Securities Fund and Davis Real Estate Fund, may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Funds will be traded on U.S. or foreign exchanges or over-the-counter. The Funds will not enter into any futures contracts or options on currency futures contracts if immediately thereafter the aggregate of initial margin deposits on all the outstanding currency futures contracts and premiums paid on outstanding options on currency futures contracts would exceed 5% of the market value of total assets (excluding in such market value any in-the-money amount of any option).

      Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, may also purchase securities (debt securities or deposits) which have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. The Funds will not use leverage. These strategies will be used for hedging purposes only. The Funds will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Funds will not enter into a currency hedging position that exposes it to an obligation to another party unless it owns either (i) an offsetting position in securities, options or futures positions or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with requirements established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if so required, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

      The ability of Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Funds over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Funds would have to be exercised in order to realize any profit and (ii) the Funds may not be able to sell currencies covering an option written by it until the option expires or it delivers the underlying futures currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above.

      Transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Funds as ordinary or capital and the timing and amount of any income or loss to the Funds.

This, in turn, could affect the character, timing and amount of distributions by the Funds to shareholders. The Funds may be limited in its foreign currency transactions by tax considerations.

                         REPURCHASE AGREEMENTS

      All of the Funds may engage in repurchase agreement transactions.
A repurchase agreement involves a sale of securities to a Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities, which are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Funds seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing their rights. The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 10% of the value of their total assets to be invested in such transactions. Repurchase agreements are not deemed illiquid securities for the purpose of the 10% limitation on illiquid securities.

                    WRITING COVERED CALL OPTIONS

      The Funds other than the Davis Government Money Market Fund may each write covered call options on a portion of their portfolio securities and purchase call options in closing transactions. The investment restrictions provide that such an option may not be written if thereafter the market value of a Fund's portfolio securities subject to options would exceed 10% of the value of such Fund's net assets. The Funds would only write options on securities in their portfolios and would not write options on loaned securities. The Funds will limit income derived from the writing of options that expire in less than three months so as to continue to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code. As a matter of non-fundamental policy, none of the Funds intend to write calls if the market value of portfolio securities subject to such calls would exceed 5% of the value of a Fund's total assets.

      A covered call option gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months, in return for the payment to the writer upon the issuance of the option of an amount called the "premium." A commission may be charged in connection with the writing of the option. The premium received for writing a call option is determined by the option markets.
The premium paid plus the exercise price will always be greater than the market price of the underlying securities at the time the option is written. By writing a covered call option, a Fund foregoes, in exchange for the premium, the opportunity to profit from an increase in the market value of the underlying security above the exercise price, if the option is exercised.

      The obligation is terminated upon exercise of the call option, its expiration or when a Fund effects a closing purchase transaction. A closing purchase transaction is one in which the writer purchases another call option in the same underlying security (identical as to exercise price, expiration date and number of shares). The writer thereby terminates its obligation and substitutes the second writer as the obligor to the original option purchaser. A closing purchase transaction would normally involve payment of a brokerage commission. During the remaining term of the option, if a Fund cannot enter into a closing purchase transaction, the Fund would lose the opportunity for realizing any gain over and above the premium through sale of the underlying security and if the security is declining in price the Fund would continue to experience such decline.

   FEDERAL TAX ASPECTS OF CERTAIN MORTGAGE REITs FOR DAVIS REAL ESTATE FUND

      Davis Real Estate Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

                           PORTFOLIO TRANSACTIONS

     Davis Selected Advisers, L.P. (formerly, Selected/Venture Advisers, L.P.), (the "Adviser") and Tanaka Capital Management, Inc., the Sub-Adviser for Davis Growth Opportunity Fund (the "Sub-Adviser"), make investment decisions and arrange for the placement of buy and sell orders and the execution of portfolio transactions for the Company subject to review by the Board of Directors. In this regard, the Adviser and Sub-Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser and Sub-Adviser consider the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Company and the broker's or dealer's professional services, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's and Sub-Adviser's staff. In accordance with this policy, brokerage transactions are not executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser and Sub-Adviser by or through brokers who effect portfolio transactions may be used in servicing other accounts managed by the Adviser and Sub-Adviser and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser and Sub-Adviser in performing services for the Funds. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Funds may be taken into account as a factor in the placement of portfolio brokerage.

      On occasions when the Adviser or Sub-Adviser deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect a Fund but the Company deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

      The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out its functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling them to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, a Fund's portfolio. As any particular research obtained by the Adviser or Sub-Adviser may be useful to a Fund, the Board of Directors or its Committee on brokerage, in considering the reasonableness of the commissions paid by a Fund, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

      With respect to Davis Growth Opportunity Fund, for the six months ended June 30, 1995 and the year ended December 31, 1994, brokerage commissions amounted to $23,195 and $64,039, respectively and for the years ended December 31, 1992 and 1993, brokerage commissions amounted to $65,203 and $64,495, respectively.

      With respect to Davis Financial Fund, for the six months ended June 30, 1995 and the year ended December 31, 1994, brokerage commissions amounted to $32,544 and $109,654, respectively of which $32,544 and $100,264 were paid to brokers who provided research as well as execution and $-0- and $9,390 were paid to brokers who sold shares of the Fund as well as provided research and execution. During the year ended December 31, 1993, brokerage commissions amounted to $154,656, of which $139,761 were paid to brokers who provided research as well as execution and $14,895 were paid to brokers who sold shares of the Fund as well as provided research and execution. For the year ended December 31, 1992, brokerage commissions amounted to $58,672, of which $46,051 were paid to brokers who provided research as well as execution and $12,621 were paid to brokers who sold shares of the Fund as well as provided research and execution.

      With respect to Davis Convertible Securities Fund, during the six months ended June 30, 1995 and the year ended December 31, 1994, brokerage commissions amounted to $39,432 and $43,886, respectively, of which $39,432 and $36,251, respectively, were paid to brokers who provided research as well as execution and $-0- and $7,635 were paid to brokers who sold shares of the Fund, as well as provided research and execution. For the year ended December 31, 1993, brokerage commissions amounted to $42,451 of which $28,271 were paid to brokers who provided research as well as execution and $14,180 were paid to brokers who sold shares of the Fund as well as provided research and execution. During the eight months ended December 31, 1992, brokerage commissions amounted to $25,512, of which $9,692 were paid to brokers who provided research as well as execution and $15,820 were paid to brokers who sold shares of the Fund as well as provided research and execution.

      With respect to Davis Real Estate Fund, during the six months ended June 30, 1995 and the year ended December 31, 1994, brokerage commissions amounted to $29,400 and $40,471, respectively of which $29,400 and $15,100 were paid to brokers who provided research as well as execution and $-0- and $25,371 was paid to brokers who sold shares of the Fund as well as provided research and execution.

      Davis Government Bond Fund and Davis Government Money Market
Fund have not paid brokerage commissions during any of these fiscal years. Generally, securities for these Funds are purchased from and sold to securities dealers on a principal basis without commissions. Such transactions may involve profit to the dealer involved.

                         DIRECTORS AND OFFICERS

      The names and addresses of the directors and officers of the Company are set forth below, together with their principal business affiliations and occupations for the last five years. The asterisk following the names of Martin H. Proyect, Shelby M.C. Davis and Jeremy H. Biggs indicates that they are considered to be "interested persons" of the Company, as defined in the Investment Company Act, solely by reason of their positions with the Company and with the sole general partner of the Company's Adviser. As indicated below, certain directors and officers of the Fund hold similar positions with the following funds that are managed by the Manager: Davis New York Venture Fund, Inc. (formerly, New York Venture Fund, Inc.), Davis High Income Fund, Inc. (formerly, Venture Income (+) Plus, Inc.), Davis Tax-Free High Income Fund, Inc. (formerly, Venture Muni (+) Plus, Inc.) and Davis International Series, Inc. (formerly, Venture Series, Inc.) (collectively the "Davis Funds").

Martin H. Proyect (10/24/32),* P.O. Box 80176, Las Vegas, NV 89180-0176. Director of the Company and each of the Davis Funds; Director/Trustee and President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust. Formerly, Chairman of the Company until July 31, 1995 and Director, Chairman and Treasurer, Venture Advisers, Inc. until August 15, 1995; formerly, Secretary and Treasurer, Venture Pension Advisers, Inc.

Wesley E. Bass, Jr. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Company and each of the Davis Funds except Davis
International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly, First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

Jeremy H. Biggs (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser. Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.

Marc P. Blum (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis
International Series, Inc.; Chief Executive Officer, World Total Return Fund, L.P.;

Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander,
LLC (attorneys); Director, Mid-Atlantic Realty Trust.

Shelby M.C. Davis 3/20/37),* P.O. Box 205, Hobe Sound, FL 33455. Director and President of the Company and each of the Davis Funds; Director/Trustee and Executive Vice President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc. effective August 15, 1995; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.; formerly, Chairman, Venture Pension Advisers, Inc.


Eugene M. Feinblatt (10/28/19), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of Counsel, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys).

Jerry D. Geist (5/23/34), 6201 Uptown Blvd. NE, Suite 207, Albuquerque, NM 87110. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; Consultant, NYSE Energy Co., Major Venture Capital Co.; Chairman, Biotechnology Company; Director, Environmental Mfg. Co.; Director, CH2M-Hill, Inc.; Retired Chairman and President, Public Service Company of New Mexico.

D. James Guzy (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, NTX Communications Corp. (communications products); Director, Intel Corp. (a manufacturer semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. Bernard Hamilton (3/18/37), P.O. Box 544, Richmond, VA 23204-0544. Director of the Company and each of the Davis Funds except Davis
International Series, Inc.; Managing General Partner, Avanti Partners, L.P.; formerly, President, Venture Pension Advisers, Inc.

LeRoy E. Hoffberger (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director and President, CPC, Inc. (a real estate company); Director and Vice President, Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and
Maryland National Bank, and formerly, Director and President, O-W Fund, Inc. (a private investment fund).

Laurence W. Levine (4/9/31), c/o Bigham Englar Jones & Houston, 14 Wall Street, 21st, Floor, New York, NY 10005-2140. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.


Christian R. Sonne (5/6/30), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Company (investment banker).


Edwin R. Werner (4/1/22), 207 Gosling Hill Drive, Manhasset, NY 11030. Director of the Company and each of the Davis Funds except Davis
International Series, Inc.; Director, Novacare, Inc., and New York Blood Center; Chairman and CEO, Empire Blue Cross and Blue Shield of New York.


Carl R. Luff (4/30/54), 124 East Marcy Street, Santa Fe, NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Co-President and Treasurer, Venture Advisers, Inc. effective August 15, 1995.

Raymond O. Padilla (2/22/51), 124 East Marcy Street, Santa Fe, NM
87501. Vice President, Secretary and Assistant Treasurer of the Company and each of the Davis Funds; Vice President and Assistant Secretary of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Senior Vice President, Venture Advisers, Inc.


Carolyn H. Spolidoro (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President, Venture Advisers, Inc.

Louis R. Proyect (3/7/45), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President and Secretary of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Executive Vice President and Secretary, Venture Advisers, Inc. effective August 15,
1995; Secretary, Shelby Cullom Davis Financial Consultants, Inc. Counsel, Shelby Cullom Davis & Co.

Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Director and Co-President, Venture Advisers, Inc. effective August 15, 1995; formerly, Vice President and head of convertible security research, PaineWebber, Incorporated.

Christopher C. Davis (7/13/65), 70 Pine Street, 43rd Floor, New York, NY 10270-0108. Vice President of the Company and each of the Davis Funds except Davis International Series, Inc.; Director, Venture Advisers, Inc.


Eileen R. Street (3/11/62), 124 East Marcy Street, Santa Fe, NM 87501. Assistant Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Senior Vice President, Venture Advisers, Inc.

Sheldon R. Stein (11/29/28), 30 North LaSalle Street, Suite 2900,
Chicago, IL 60602, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

Arthur Don (9/24/53), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

      The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services. See "Investment Advisory Services."

                      DIRECTORS' COMPENSATION SCHEDULE

      During the fiscal year ended December 31, 1994, the compensation paid to the directors who are not considered to be interested persons of the Company was as follows:


                               Davis Series, Inc.
                                 Aggregate Company                 Total
         Name                      Compensation         Complex Compensation<F1>
         ____                    _________________         _____________________
Wesley E. Bass                         9,250                       24,375
Marc P. Blum                           9,100                       23,600
Eugene M. Feinblatt                    9,150                       23,700
Jerry D. Geist                         9,000                       23,050
D. James Guzy                          9,100                       23,600
G. Bernard Hamilton                    9,000                       23,050
LeRoy E. Hoffberger                    9,050                       16,250
Laurence W. Levine                     9,100                       23,550
Christian R. Sonne<F2>                   -0-                        7,200
Edwin R. Werner                        8,050                       20,700

<F1>  Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser.

<F2> Mr. Sonne became a director of the Fund as of July 31, 1995. Until that time, he was a Director only of Davis New York Venture Fund.



                   CERTAIN SHAREHOLDERS OF THE FUNDS

      The following information sets forth as of July 14, 1995 the name and holdings of each person known by the Company to be a record owner of 5% or more of the Class A and Class B shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis

Convertible Securities Fund and Davis Real
Estate Fund and Class C shares of Davis Government Money Market Fund and the shares of the Funds beneficially owned by the directors and officers of the Company as a group. As of such date there were 1,148,996.200, 3,606,872.042, 337,459,243.239, 5,032,700.821, 3,050,682.839, and
1,778,878.276, Class A shares, receptively, of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund,
Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, outstanding. As of such date, there were 1,944,893.196, 2,774,460.335, 5,394,951.610, 19,434.083, 4,381.218 and 7,252.472
Class B shares, of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, outstanding and 5,505.010 Class C shares of Davis Government Money Market Fund outstanding. On that date, the directors and officers of the Company, as a group owned 43,125.231 shares or 3.75% of Davis Growth Opportunity
Fund's outstanding Class A shares, 10,613.921 shares or 0.29% of Davis Government Bond Fund's outstanding Class A shares, 9,667,971.160 shares or 2.86% of Davis Government Money Market Fund's outstanding Class A shares, owned 190,042.826 shares or 3.77% of Davis Financial Fund's outstanding Class A shares, 98,659.700 shares or 3.23% of Davis
Convertible Securities Fund's Class A shares and 26,245.619 shares or
1.47% of Davis Real Estate Fund's Class A shares. The directors and officers of the Funds do not presently own any Class B or Class C shares of these funds.

Class A Shares

Davis Government Money Market Fund
                                               Number of       Percent of Class
Name and Address                             Shares Owned         Outstanding
________________                             ____________      ________________
The Bank of New York Trs for                200,000,000.000         59.27%
Shelby Cullom Davis
FBO the Bank of New York as Pledgee
One Wall Street
New York, NY  10286-0001

Shelby Cullom Davis & Co.                    84,841,496.510         25.14%
Investment #3
70 Pine St.
New York, NY  10270-0002

Davis Financial Fund

Shelby Cullom Davis & Co.                     2,452,784.006         48.74%
Investment #3
70 Pine Street
New York, NY  10270-0002

Christopher C. Davis                            320,126.856          6.36%
C/O Shelby Cullom Davis & Co.
70 Pine Street 43rd Floor
New York, NY  10270-0002

Davis Convertible Securities Fund

Currie and Co.                                1,715,457.991         56.23%
C/O Fiduciary Trust Co. Intl.
P.O. Box 3199
Church Street Station
New York, NY  10008

Shelby Cullom Davis & Co.                       567,532.596         18.60%
Investment #3
70 Pine Street
New York, NY  10270-0002

Davis Real Estate Fund

Shelby Cullom Davis & Co.                       799,528.121         44.95%
Investment #3
70 Pine Street
New York, NY  10270-0002

Currie and Co.                                  390,952.362         21.98%
C/O Fiduciary Trust Co. Intl.
P.O. Box 3199
Church Street Station
New York, NY  10008

Class B Shares

Davis Government Money Market Fund

Imperial Bank                                 3,724,773.330         69.04%
Osipenko Str. 63 Block 7
Moscow Russia  113035

Davis Financial Fund

State Street Bank & Trust Co.                     6,279.643         32.31%
Cust for the Sep IRA of
Harry T. Knott DDS
216 Camino De Las Colinas
Redondo Beach, CA  90277-5829

Harrell E. Berry                                  2,646.533         13.62%
807 Longleaf Dr.
De Soto, TX  75115-7513

Bierwirth Trust                                   1,965.409         10.11%
Elizabeth S. Bierwirth TTEE
10111 Kamuela Dr.
Huntington Beach, CA  92646-2936

Prudential Securities FBO                         1,175.000          6.05%
Elizabeth K. Thompson Cust.
Karen Elizabeth Thompson
Unif Gift Min Act Mi
18581 Sioux Dr.
Spring Lake, MI  49456-9499

Pension Plan of RJR                               1,047.554          5.39%
C/O Joseph J. Rink Jr.
4262 E. Orchard Pl.
Littleton, CO  80121-3172

PaineWebber for the Benefit of                      978.000          5.03%
William Fogel &
Esther Fogel Trust
Trust DTD 12/22/75
7022 Midbury Rd.
Dallas, TX  75230-3132

Davis Convertible Securities Fund


Lakeside Leasing Inc.                             1,428.384         32.60%
G. David Codding - President
Kaye F. Burr - Treasurer
P.O. Box 6655
Santa Rosa, CA  95406-0655

Roney & Co. as Custodian                            955.664         21.81%
FBO Donald B. Fisher IRA
P.O. Box 10123
Fort Wayne, IN  46850-0123

State Street Bank & Trust Co.                       587.521         13.41%
Cust for the IRA of
Josephine M. Lazzari
230 N. Rogers
Northville, MI  48167-1449

Prudential Securities C/F                           419.049          9.56%
FBO James Palmer
A/C Tfer 0456
734 Highland Park Dr.
Traverse City, MI  49686-2853

PaineWebber for the Benefit of                      401.993          9.18%
PaineWebber CDN FBO
Sarah Zweng
P.O. Box 3321
Weehawken, NJ  07087-8154

Guarantee and Trust Co. Trustee                     319.803          7.30%
FBO Carolyn R. Jacobs IRA
P.O. Box 8963
Wilmington, DE  19899-8963

Davis Real Estate Fund

Harrell E. Berry                                  1,981.746         27.33%
807 Longleaf Dr.
De Soto, TX  75115-7513

Ignazio Graziano                                  1,514.948         20.89%
Joanne Graziano Jt Ten
35 Swan Court
Paramus, NJ  07652-2633

State Street Bank & Trust Co.                       867.364         11.96%
Cust for the IRA Rollover of
Clayton L. Ceany
4121 Fireside Circle
Irvine, CA  92714-2216

State Street Bank & Trust Co.                       643.862          8.88%
Cust for the Money Purch Pen Plan
FBO Abram Dobrusin
33739 Heritage Hills
Farmington Hills, MI  48331-1566

Parker Hunter Incorporated FBO                      492.627          6.79%
Jack Pack Sr. IRA
Parker/Hunter Custodian
Box 116
Cassville, WV  26527-0116

Class C Shares

James A. Siegal                                   2,965.950         53.88%
Jeanne E. Siegal Jt Ten
420 Powell Ave.
Erie, PA  16505-1635

JMS C/F Larry G. Willis                           2,500.000         45.41%
IRA R/O A/C #8742-7559
5000 Clonmel Rd.
Nashville, TN  37220-1501


                        INVESTMENT ADVISORY SERVICES

     Davis Selected Advisers, L.P. serves as investment adviser for each of the Funds pursuant to an Advisory Agreement adopted in accordance with the requirements of the Investment Company Act. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Company's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory
Agreement, including preparation of tax returns, financial reports to regulatory authorities, dividend determinations and transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state laws. Expenses not specifically allocable to a particular Fund are allocated among the Company's Funds in proportion to their respective net assets.

     Tanaka Capital Management, Inc. serves as the Sub-Adviser of Davis Growth Opportunity Fund under the Sub-Advisory Agreement. The Company pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser a reallowed portion of its advisory fee equal to 0.30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net asset and 0.25% of such Fund assets over $100 million with a minimum annual fee of $100,000. However, the Sub-Adviser's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund.

     For the Adviser's services, the Funds each pay the Adviser a monthly fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million. Davis Government Money Market Fund pays the Adviser 0.50% on the first $250 million of average net assets; 0.45% on the next $250 million of average net assets; and 0.40% on average net assets in excess of $500 million. The aggregate advisory fees paid by Davis Growth Opportunity Fund to the Adviser for the six months ended June 30, 1995 and during the years ended December 31, 1994, 1993 and 1992 were $193,162, $448,502, $335,950, and $339,917, respectively. The aggregate advisory fees paid by Davis Government Bond Fund to the Adviser during the six months ended June 30, 1995 and for the years ended December 31, 1994, 1993 and 1992 were $143,905, $321,705, $400,730, and $442,738, respectively. The aggregate advisory fees paid by Davis Government Money Market Fund to the Adviser during the six months ended June 30, 1995 and for the years ended December 31, 1994, 1993 and 1992 were $639,535, $858,821, $212,952 and $217,014, respectively. The aggregate advisory fees paid by Davis Financial Fund to the Adviser for the six months ended June 30, 1995 and during the years ended December 31, 1994, 1993 and 1992 were $231,943, $405,600, $332,805 and $143,127, respectively. The aggregate advisory fees paid by Davis Convertible Securities Fund to the Adviser during the six months ended June 30, 1995 and for the years ended December 31, 1994, 1993 and the eight months ended December 31, 1992 were $186,899, $349,226, $269,245 and
$84,209, respectively. The aggregate amount of advisory fees paid by Davis Real Estate Fund to the Adviser during the six months ended June 30, 1995 and for the year ended December 31, 1994 was $93,425 and $121,236, respectively.

     Under the Advisory Agreement, if expenses borne by each of the Funds in any fiscal year (including the advisory fee, but excluding interest, taxes, brokerage fees, payments made to the Distributor under a Rule 12b-1 Distribution Plan and, where permitted, extraordinary expenses) exceed limitations imposed by applicable state securities laws or regulations, the Adviser must reimburse the Funds involved for any such excess at least annually, up to the amount of its advisory fee. These expense limitations may be raised or lowered from time to time. The present maximum operating expense limitations are 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets over $100 million.

     For Davis Growth Opportunity Fund, the reimbursable costs for certain accounting and administrative services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $7,500, $14,004, $14,004, and $13,503, respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $3,750, $6,000, $6,000, and
$5,751, respectively. The reimbursable costs for providing shareholder services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $4,391, $7,756, $7,346 and
$11,518, respectively.

     For Davis Government Bond Fund, the reimbursable costs for certain accounting and administrative services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $8,502, $17,004, $16,416, and $15,747, respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $3,750, $6,000, $6,000, and $5,751, respectively.
The reimbursable costs for providing shareholder services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $3,354, $6,769, $6,431 and $9,596 respectively.

     For Davis Government Money Market Fund, the reimbursable costs for certain accounting and administrative services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $5,499, $9,996, $9,996, and $9,999, respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $3,750, $6,000, $6,000, and $5,751, respectively.
The reimbursable costs for providing shareholder services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $4,479, $10,252, $10,002 and $13,729, respectively.

     For Davis Financial Fund, the reimbursable costs for certain accounting and administrative service for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $6,000, $8,004, $6,254 and $5,004, respectively. The reimbursable costs for qualifying such Fund's shares for sales with state agencies for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were $3,750, $6,000, $6,000 and $5,751, respectively. The reimbursable costs for providing shareholder services for the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and
1992 were $1,577, $3,488, $3,767 an $4,606, respectively.

     For Davis Convertible Securities Fund, the reimbursable costs for certain accounting and administrative services for the six months ended June 30, 1995 and the years ended December 31, 1994 and 1993 were
$6,000, $8,004 and $6,254, respectively. Such costs for the eight months ended December 31, 1992 were $3,336. The reimbursable costs for qualifying such Fund's shares for sale with state agencies for the six months ended June 30, 1995 and the years ended December 31, 1994 and 1993 were $3,750, $6,000 and $6,000, respectively. Such costs for the eight months ended December 31, 1992 were $4,000. The reimbursable costs for providing shareholder services for the six months ended June 30, 1995 and the years ended December 31, 1994 and 1993 were $508, $1,288 and $1,379, respectively. Such costs for the eight months ended December 31, 1992 were $965.

     For Davis Real Estate Fund, the reimbursable costs for certain accounting and administrative services for the six months ended June 30, 1995 and the year ended December 31, 1994 were $5,000 and $8,004, respectively. The reimbursable costs for qualifying such Fund's shares for sale with state agencies for such period were $3,750 and $6,000, respectively and the reimbursable costs for providing shareholder services for such period were $1,269 and $2,668, respectively.

     The Advisory Agreement also make provisions for portfolio transactions and brokerage policies of the Funds which are discussed above under "Portfolio Transactions."

     In accordance with the provisions of the Investment Company Act, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days written notice by the Company's Board of Directors or by vote of the Funds' shareholders or by the Adviser. The continuance of the Agreement with respect to any Fund must be approved at least annually by the Company's Board of Directors or by the vote of holders of a majority of the outstanding shares of that Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

     The Adviser and the Sub-Adviser for the Davis Growth Opportunity
Fund have each adopted a Code of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Funds. Both Codes of Ethics require investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which a Fund has a pending buy or sell order, (ii) which a Fund is considering buying or selling, or (iii) which a Fund purchased or sold within seven calendar days.

                             CUSTODIAN

     The Custodian of the Company's assets is State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171. The Custodian maintains all of the instruments representing the investments of the Company and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Company assets in payment of Company expenses, pursuant to instructions of officers or resolutions of the Board of Directors.

                              AUDITORS

     The Company's auditors are Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, Pennsylvania 19102-1707. The audit includes examination of annual financial statements furnished to shareholders and filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Audit Committee of the Board of Directors. In addition, the auditors review federal and state income tax returns and related forms.

                     DETERMINING THE PRICE OF SHARES

     The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                    REDUCTION OF CLASS A SALES CHARGE

     There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

     Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and
(iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

     Statements of Intention. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Application Form included in the Prospectus. Please read it carefully before completing it.

     If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in a Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any Fund's Class A shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying at one time the total amount indicated. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

     Rights of Accumulation. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of a Fund's shares (at offering price) already owned by you.

     For example, if you owned $100,000 worth (at offering price) of Davis Growth Opportunity Fund's Class A shares and invest $5,000 in new shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

     If you claim this right of accumulation, you or your dealer must so notify the Adviser (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

     Combined Purchases with other Davis Funds. Your ownership or purchase of Class A shares of other Funds advised and distributed by the Adviser, including Davis New York Venture Fund, Inc., Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc. and Davis International Series, Inc. may also reduce your sales charges in connection with the purchase of a Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

     If a "single purchaser" decides to buy Class A shares of Davis Growth Opportunity Fund or Davis Government Bond Fund as well as Class A shares of any of the other Davis Funds (other than shares of the Company's Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis Growth Opportunity Fund's Class A shares and $150,000 in the Class A shares of Davis High Income Fund, Inc. and pay a sales charge of 2-1/2%, not 3-1/2%.

     Similarly, a Statement of Intention for a Fund's Class A shares and for the Class A shares of the other Davis Funds (other than the Company's Davis Government Money Market Fund) may be aggregated. In this connection, a Fund's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation applies also to the Class A shares of the other Davis Funds (other than the Company's Davis Government
Money Market Fund) which you own. Thus, the amount of current purchases of Class A shares of a Fund which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis High Income Fund, Inc. and the Company's Davis Financial Fund and Davis Convertible Securities Fund (valued at the applicable current offering price) and invest $5,000 in Class A shares of Davis Growth Opportunity Fund, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

     In all the above instances where you wish to claim this right of combining the Fund's shares you own of the other Davis Funds you or your dealer must notify the Adviser (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

     Issuance of Shares at Net Asset Value. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. In addition, the Company occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Company. This offers the Company the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Company's ability to do such transactions if the Company had to impose a sales charge.

                     DISTRIBUTION OF FUND SHARES

     The Adviser acts as principal underwriter of the shares of each of the Funds on a continuing basis Pursuant to a Distributing Agreement. Pursuant to the Distribution Agreement, the Adviser, in its capacity as distributor, pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Adviser also pays for prospectuses in excess of those which the Company must file with the Securities and Exchange Commission or those forwarded to existing shareholders. The continuation and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

     The following sales charges (which the Funds do not pay) were paid to the Adviser, in its capacity as distributor, with respect to Class A shares. With respect to Davis Financial Fund, during the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992, the Adviser received total sales charges of $26,406, $89,932, $315,133 and $201,069 respectively, of which $22,248, $72,247, $265,989 and
$183,015, respectively, were reallowed to investment dealers. With respect to Davis Convertible Securities Fund, during the six months ended June 30, 1995 and the years ended December 31, 1994, 1993, and the eight months ended December 31, 1992, the Adviser received total sales charges of $2,096, $120,053, $114,217 and $67,798, respectively, of which $1,770, $97,691, $108,171 and $67,798, respectively, were reallowed to investment dealers. With respect to Davis Real Estate Fund, during the six months ended June 30, 1995 and the year ended December
31, 1994, the Adviser received total sales charges of $9,458 and $234,956, respectively, of which $8,017 and $234,956 were reallowed to investment dealers. Also, during the six month ended June 30, 1995, the Company's Underwriter, Davis Selected Advisers, L. P. received $4,705 and $1,937 from commissions earned on sales of Class A shares of Davis
Growth Opportunity Fund and Davis Government Bond Funds of which
$3,769 and $1,625, were reallowed to investment dealers.

     In addition, each of the Funds have Distribution Plans adopted pursuant to Rule 12b-1 under the Investment Company Act as described in the prospectus. See "Distribution Plans."

     The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Directors or a majority of the Fund's outstanding shares. The Adviser is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Directors approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Directors and the shareholders. As long as the Distribution Plans are in effect, the

Fund must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

     The following commissions were paid to the Adviser, in its capacity as distributor, with respect to Davis Growth Opportunity Fund and Davis Government Bond Fund under the Class B Distribution Plans. With respect to Davis Growth Opportunity Fund, during the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992, the Adviser received commissions of $134,824, $575,959, $472,316, and $566,423, respectively, of which $52,891, $532,815, $543,691, and $354,244, respectively, was reallowed to dealers. With respect to Davis Government Bond Fund, during the six months ended June 30, 1995 and the years ended December 31, 1994, 1993 and 1992, respectively, the Adviser received commissions $66,076, $406,784, $571,513, and $738,080, respectively, of which $34,974, $128,415, $329,628 and $477,761, respectively, was reallowed to dealers. As stated in the Prospectus, as of the six months ended June 30, 1995 and December 31, 1994, the Adviser paid $425,391 and $599,792 and $469,666 and $505,593, respectively, in commissions with respect to the sale of shares of Davis Growth Opportunity Fund and Davis Government Bond Fund, respectively, for which the Adviser had not yet received reimbursement under the applicable Class B Distribution Plan.

     Also, during the six months ended June 30, 1995, Class B shares of the Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included commissions of $434, $59 and $268, respectively.

     The Distributor intends to seek payment from Class B shares of the Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $4,815, $2,248 and $2,364, respectively, representing the cumulative commissions earned by the Distributor on the sale of the Funds' Class B shares reduced by cumulative commissions paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders.

     With respect to Class A shares of Davis Government Money Market Fund, during the six months ended June 30, 1995 and the years ended December 31, 1994 and 1993, the Adviser paid $5,655, $12,331 and
$9,566, respectively, to qualified dealers out of its own resources, as provided in the current Class A Distribution Plan. The following sales charges (which the Funds do not pay) were paid to the Adviser, in its capacity as distributor, with respect to Class A shares. The Adviser received total sales charges of $1,436 from the sale of Class A shares of the Davis Government Bond Fund of which $,1201 was reallowed to investment dealers.

     The following amounts were paid to the Adviser, in its capacity as distributor, under the Class A Distribution Plans. The Adviser received $2,500 and $1,167 from the Davis Growth Opportunity Fund and Davis Government Bond Fund, respectively. All the foregoing amounts were paid to dealers and sales personnel.

                             PERFORMANCE DATA

     Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Funds' portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)^n = ERV

               Where:P = hypothetical initial payment of $1,000

                     T = average annual total return

                     n = number of years

                     ERV = ending redeemable value of initial payment

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and
(ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

     Davis Growth Opportunity Fund's average annual total return with respect to its Class B shares for the one, five and ten year periods ended June 30, 1995 is 26.77%, 11.45% and 14.16%, respectively. Its average annual total return for the one, five and ten year periods ended December 31, 1994 were (8.45%), 5.83% and 12.71%, respectively.

     Davis Financial Fund's average annual total return with respect to Class A shares for the year ended June 30, 1995 and for the period from May 1, 1991 through June 30, 1995 were 18.35% and 19.87%, respectively. Its average annual total return for the one year ended December 31, 1994 and the period from May 1, 1991 through December 31, 1994 were (9.28%) and 15.72%, respectively.

     Davis Convertible Securities Fund's average annual total return with respect to Class A shares for the year ended June 30, 1995 and the period from May 1, 1992 through June 30, 1995 were 7.71% and 10.17%, respectively. Its average annual total return for the one year ended December 31, 1994 and for the period from May 1, 1992 through December 31, 1994 were (11.15)% and 6.30%, respectively.

     Davis Real Estate Fund's average annual total return with respect to Class A shares for the year ended June 30, 1995 and for the period January 3, 1994 through June 30, 1995 were (3.71%) and 4.14%, respectively. Its average annual total return for the year ended December 31, 1994 was 3.09%.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     Davis Growth Opportunity Fund's total return with respect to its Class B shares for the one, five, and ten year periods ended June 30, 1995 is 26.77%, 77.02%, and 276.40%, respectively. Davis Growth Opportunity Fund's total annual return with respect to its Class B shares for the one, five, and ten year periods ended December 31, 1994 were (8.45%), 32.77% and 230.95%, respectively.

     Davis Financial Fund's total return with respect to Class A shares for the year ended June 30, 1995 and for the period from May 1, 1992 through June 30, 1995 were 18.35% and 112.92%, respectively. Its total return for the one year ended December 31, 1994 and the period from May 1, 1991 through December 31, 1994 were (9.28%) and 70.91%, respectively.

     Davis Convertible Securities Fund's total return with respect to Class A shares for the year ended June 30, 1995 and the period from May 1, 1992 through June 30, 1995 were 7.71% and 35.91%, respectively. Its total return for the one year ended December 31, 1994 and for the period from May 1, 1992 through December 31, 1994 were (11.15%) and 17.72%, respectively.

     Davis Real Estate Fund's total return with respect to Class A shares for the year ended June 30, 1995 and for the period January 3, 1994 through June 30, 1995 were (3.71%) and 6.22%, respectively. Its total return for the year ended December 31, 1994 was 3.09%.

     In reports or other communications to shareholders and in advertising material, Davis Growth Opportunity Fund may compare its performance to various economic and securities indices or averages such as the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and to the performance of mutual fund indices as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"), or other widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. Averages and indices like The Dow Jones Industrial Average and the Standard & Poor's 500
Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The market prices and yields of these stocks will fluctuate.

In reports or other communications to shareholders and in advertising material, the Company may also include evaluations of Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Kiplinger's, Institutional Investor and Money Magazine. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

     Davis Government Money Market Fund. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven day period ended June 30, 1995 were 3.06% and 3.10%, respectively. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven day period ended December 31, 1994 were 4.71% and 4.82%, respectively.

     The current and affective yields for Davis Government Money Market Fund's Class B shares for the seven day period ended June 30, 1995 were 3.06% and 3.10%, respectively. The current and effective yield for the Davis Government Money Market Fund's Class B shares for the seven day period ended December 31, 1994 were 4.71% and 4.82%, respectively.

     Yield quotations are calculated in accordance with the following formulas:

                     Yield = [(C-D) - BV] x (365/7)

                     Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

                     C = Net change (excluding capital change in value of
                         hypothetical account with balance of one share at beginning of seven-day period).
                     D = Deductions charged to hypothetical account.
                     BV = Value of hypothetical account at beginning of
                          seven-day  period for which yield is quoted.

     The yields of Davis Government Money Market Fund and Davis
Government Bond Fund will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.



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